SCHEDULE 14A (Rule 14(a)-101) - INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                               AXEDA SYSTEMS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
                N/A
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
                N/A
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                N/A
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
                N/A
     -------------------------------------------------------------------------
     (5) Total fee paid:
                N/A
     -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:
                N/A
     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
                N/A
     -------------------------------------------------------------------------

     (3) Filing Party:
                N/A
     -------------------------------------------------------------------------

     (4) Date Filed:
                N/A
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

                               AXEDA SYSTEMS INC.

                                 21 Oxford Road
                               Mansfield, MA 02048
                                 (508) 337-9200

Dear Axeda Systems Inc. Stockholders:

     You are cordially invited to attend our annual meeting of stockholders (the "Annual Meeting") to be held on December 30, 2004 at 8:00 a.m. Eastern Standard Time, at our corporate headquarters, 21 Oxford Road, Mansfield, Massachusetts 02048.

     We recently obtained funding totaling $4.5 million (before transaction costs) in the form of a secured convertible term note and a related warrant issued to Laurus Master Fund, Ltd., or Laurus. At the Annual Meeting, in addition to other business, we will seek your approval of a proposal to amend our Amended and Restated Certificate of Incorporation to increase the amount of our authorized common stock to permit future potential issuances from time to time as the Board of Directors deems necessary or advisable and in order to ensure, among other things, that an adequate amount of our common stock is available to permit us to issue stock (rather than pay cash) in full satisfaction of the principal and interest due to Laurus under the note, when and if we are otherwise entitled to do so under the note, and to permit the full exercise of the warrant issued to Laurus. In addition, we seek your approval to adjust the exercise price of warrants held by Special Situations Private Equity Fund, L.P. and its affiliates, or SSF, from $1.69 per share to $1.35 per share pursuant to an anti-dilution adjustment in the SSF warrants triggered by our recent note and warrant financing with Laurus. Our failure to secure your approval for these proposals may adversely impact our ability to raise needed funds in the future and, in the case of our failure to secure your approval to increase the amount of authorized common stock, could require us to divert cash from other corporate purposes to satisfy our obligations under the Laurus note if we would otherwise be entitled to issue stock in lieu of making cash payments under the note at the time such payments were due, and thereby increasing the likelihood of our default under the note if sufficient cash is not available to satisfy our obligations under the note when due.

     Specifically, at the Annual Meeting, stockholders of record as of the close of business on November 10, 2004 will be asked to consider and vote upon the following proposals: (i) to elect two (2) of our directors; (ii) to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2004; (iii) to approve the adjustment to the exercise price of warrants held by SSF from $1.69 per share to $1.35 per share;
(iv) to approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance from 50,000,000 shares to 100,000,000 shares to allow for the full exercise of the warrant issued to SSF, to allow for the full conversion of the note and the full exercise of the warrant issued to Laurus and to ensure that we have sufficient shares available for issuance pursuant to our employee benefit programs, possible acquisitions and financings, and other corporate purposes; and (v) to approve an amendment to our 1999 Employee Stock Purchase Plan to increase the total number of shares authorized for issuance under the plan from 500,000 to 1,000,000 shares.

     The Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter more fully describe the business to be acted upon. After careful consideration, the Company's Board of Directors has unanimously approved each of the proposals and recommends you vote "FOR" each proposal. After reading the enclosed Proxy Statement, please mark, date, sign and return the enclosed Proxy Card in the accompanying reply envelope as promptly as possible and in any event ensure it is returned to us no later than December 30, 2004. If you decide to attend and would prefer to vote in person, please notify our Secretary that you wish to vote in person and your Proxy will not be voted. YOUR VOTE IS CRITICAL, NO MATTER HOW MANY SHARES YOU HOLD. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, VOTE ELECTRONICALLY OVER THE INTERNET OR TELEPHONICALLY AS DESCRIBED ON PAGE TWO OF THE PROXY STATEMENT, OR ATTEND THE ANNUAL MEETING IN PERSON.

     We look forward to seeing you at the Annual Meeting.

                                        Sincerely yours,

                                            /s/ Robert M. Russell Jr.
                                            Robert M. Russell Jr.
                                            Chief Executive Officer and Chairman
Mansfield, Massachusetts
November 26, 2004

                               AXEDA SYSTEMS INC.
                                 21 Oxford Road
                               Mansfield, MA 02048
                                 (508) 337-9200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 30, 2004

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Axeda Systems Inc., a Delaware corporation, will be held on Thursday, December 30, 2004 at 8:00 a.m. Eastern Standard Time, at our corporate headquarters, 21 Oxford Road, Mansfield, Massachusetts 02048 for the following purposes:

     1. To elect two directors to serve for a three-year term ending in the year 2007 and until their successors are duly elected and qualified, or until their earlier resignation or removal;

     2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2004;

     3. To approve the adjustment to the exercise price of warrants held by Special Situations Private Equity Fund, L.P. and its affiliates, or SSF, from $1.69 per share to $1.35 per share;

     4. To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance from 50,000,000 shares to 100,000,000 shares to allow for the full exercise of the warrants issued to SSF, to allow for the full conversion of the note and the full exercise of the warrant issued to Laurus, and to ensure that we have sufficient shares available for issuance pursuant to our employee benefit programs, possible acquisitions and financings and other corporate purposes;

     5. To approve an amendment to our 1999 Employee Stock Purchase Plan to increase the total number of shares authorized for issuance under the plan from 500,000 shares to 1,000,000 shares; and

     6. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     Each of matters is described in more detail in the enclosed Proxy Statement. OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

     The Board of Directors has fixed the close of business on November 10, 2004 as the record date for the determination of which stockholders are entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof. A complete list of stockholders entitled to vote will be available for inspection at our executive offices for a period of 10 days before the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted upon at the Annual Meeting. Whether or not you plan to attend, please submit your Proxy and voting instructions over the Internet, by telephone, or mark, date, sign and return the enclosed Proxy Card in the reply envelope provided. Should you receive more than one Proxy because your shares are registered in different names and addresses, each Proxy should be submitted over the Internet, by telephone or signed and returned to ensure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your Proxy vote will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your Proxy Card will assist us in preparing for the Annual Meeting.

     YOUR VOTE IS CRITICAL, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE, OR VOTE ELECTRONICALLY OVER THE INTERNET OR TELEPHONICALLY AS DESCRIBED ON PAGE TWO OF THE PROXY STATEMENT.

                                            By Order of the Board of Directors,

                                            /s/ Thomas J. Fogarty
                                            Thomas J. Fogarty
                                            Executive Vice President
                                             and Chief Financial Officer
Mansfield, Massachusetts
November 26, 2004

                               TABLE OF CONTENTS

PROXY STATEMENT ....................................................................................... 1

GENERAL INFORMATION FOR STOCKHOLDERS....................................................................1

QUESTIONS AND ANSWERS...................................................................................4

PROPOSAL 1:       ELECTION OF DIRECTORS.................................................................6

PROPOSAL 2:       RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
                  ACCOUNTING FIRM......................................................................13

PROPOSAL 3:       APPROVAL OF THE ADJUSTMENT TO THE EXERCISE PRICE OF WARRANTS HELD BY SSF
                  FROM $1.69 PER SHARE TO $1.35 PER SHARE..............................................14

PROPOSAL 4:       APPROVAL OF AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF
                  INCORPORATION........................................................................17

PROPOSAL 5:       APPROVAL OF AMENDMENT TO THE 1999 EMPLOYEE STOCK PURCHASE PLAN.......................22

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.........26

AUDIT COMMITTEE REPORT.................................................................................28

EXECUTIVE COMPENSATION AND RELATED INFORMATION.........................................................29

TRANSACTIONS WITH CERTAIN EXECUTIVE OFFICERS EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS.............31

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION.........................................................33

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.........................................................36

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE................................................36

PERFORMANCE GRAPH .................................................................................... 37

OTHER MATTERS ........................................................................................ 37

ANNUAL REPORT ........................................................................................ 37

WHERE YOU CAN FIND MORE INFORMATION....................................................................38

APPENDIX A FORM OF AMENDED AND RESTATED 1999 EMPLOYEE STOCK PURCHASE PLAN (INCORPORATING
        AMENDMENTS SET FORTH IN PROPOSAL 5)........................................................... A-1

                               AXEDA SYSTEMS INC.

                                 21 Oxford Road
                               Mansfield, MA 02048
                                 (508) 337-9200

                                 PROXY STATEMENT

                      GENERAL INFORMATION FOR STOCKHOLDERS

     The enclosed Proxy (the "Proxy") is solicited on behalf of the Board of Directors (the "Board" or the "Board of Directors") of Axeda Systems Inc., a Delaware corporation (the "company"), with principal executive offices at 21 Oxford Road, Mansfield, MA 02048, for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 8:00 a.m. local time on Thursday, December 16, 2004 at Axeda Systems Inc., 21 Oxford Road, Mansfield, Massachusetts 02048.

     This Proxy Statement and the accompanying form of Proxy are first being mailed to all stockholders entitled to vote at the Annual Meeting on or about December 1, 2004.

RECORD DATE AND VOTING

     Only stockholders of record on November 10, 2004, (the "Record Date") are entitled to notice of and, as described below, to vote at the Annual Meeting. A quorum must be initially present at the meeting before any proposal may be voted upon. A majority of the shares entitled to vote, present in person or represented by Proxy, shall constitute a quorum at the Annual Meeting. As of the close of business on the Record Date, 32,541,060 shares of our common stock, par value $0.001 per share, were issued and outstanding. No shares of our preferred stock were outstanding. Each stockholder is entitled to one vote for each share of common stock held by such stockholder as of the Record Date. The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of the company do not provide cumulative voting rights. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the Proxy, or if the Proxy and voting instructions are submitted over the Internet or by telephone, such stockholder's shares will be voted accordingly. Stockholders submitting proxies over the Internet or by telephone should not mail the Proxy Card. If no choice is specified, the shares will be voted FOR the approval of the proposals described in the Notice of Annual Meeting of Stockholders and in this Proxy Statement.

     Pursuant to Delaware law, the two candidates for directors who receive the highest number of affirmative votes at the Annual Meeting will be elected. With regard to such election, votes may be cast in favor of, or withheld from, each nominee. Proposal 2 (ratification of KPMG LLP as our independent registered public accounting firm), Proposal 3 (approval of the adjustment to the exercise price of warrants held by Special Situations Private Equity Fund, L.P. and its affiliates, or SSF, from $1.69 per share to $1.35 per share), and Proposal 5 (approval of the amendment to our 1999 Employee Stock Purchase Plan) each require the affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting. Proposal 4 (approval of the amendment of our Amended and Restated Certificate of Incorporation) requires the affirmative vote of a majority of the outstanding shares entitled to vote at the Annual Meeting.

     However, in accordance with the Nasdaq Marketplace Rules, no shares of common stock (if any) acquired upon the exercise of the warrant issued to SSF are eligible to be voted with respect to Proposal 3 and no votes cast in respect of such shares of common stock will be counted toward the applicable threshold needed to approve any adjustment to the exercise price of warrants held by SSF. As of the Record Date, none of the shares of our outstanding common stock have been acquired through the exercise of the warrants issued to SSF, and accordingly all shares of our common stock outstanding as of the Record Date are eligible to vote on Proposal 3.

     Abstentions with respect to any matter other than the election of directors will be treated as shares present or represented and entitled to vote on that matter and will thus have the same effect as negative votes. If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares, the nominee can vote them as it sees fit only on matters that are determined to be routine (i.e., Proposal 1 and Proposal 2), and not on any other proposal (in which case they are called "broker nonvotes"). Broker nonvotes will be counted as present to determine if a quorum exists but will not be counted as a vote FOR or AGAINST any proposal. We may elect to use an automated system administered by our transfer agent to tabulate stockholder votes.

     Any stockholder or stockholder representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation by contacting Investor Relations in writing at 21 Oxford Road, Mansfield, Massachusetts 02048 or by telephone at (508) 337-9200. To provide the company sufficient time to arrange for reasonable assistance, please submit such requests by December 20, 2004.

                                    IMPORTANT

      PLEASE SUBMIT YOUR PROXY AND VOTING INSTRUCTIONS OVER THE INTERNET OR
 BY TELEPHONE, OR MARK, DATE AND SIGN THE ENCLOSED PROXY CARD, AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED, POSTAGE-PREPAID, RETURN ENVELOPE SO
THAT, IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

VOTING ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE

     Stockholders may vote either via the Internet (at http://www.eproxyvote.com/xeda for registered stockholders and http://www.proxyvote.com for stockholders whose shares are registered in the name of a bank or a brokerage firm) or by telephone. Specific instructions to be followed by any stockholder interested in voting via the Internet or by telephone are set forth on the enclosed Proxy Card. The Internet and telephone voting procedures are designed to authenticate the stockholder's identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Your voting form will provide you with instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper Proxy Card in the self-addressed, postage paid envelope provided.

ELECTRONIC DELIVERY OF PROXY MATERIALS AND ANNUAL REPORT

     The notice of Annual Meeting and Proxy Statement and the 2003 Annual Report on Form 10-K are available on our web site at http://www.axeda.com. Instead of receiving future copies of the Annual Report and Proxy Statement by mail, stockholders can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy-voting site.

     STOCKHOLDERS OF RECORD: If you vote on the Internet at http://www.eproxyvote.com/xeda, simply follow the prompts for enrolling in the electronic proxy delivery service. You also may enroll in the electronic proxy delivery service at any time in the future by going directly to http://www.econsent.com and following the Vote By Net instructions.

     BENEFICIAL STOCKHOLDERS: If you hold your shares in a brokerage account, you also may have the opportunity to receive copies of the Annual Report and Proxy Statement electronically. Please check the information provided in the proxy materials mailed to you by your bank or broker regarding the availability of this service.

REVOCABILITY OF PROXIES

     If you vote your Proxy by mail, you may revoke or change your Proxy at any time prior to or at the Annual Meeting. It may be revoked by filing with the Secretary of the company at our principal executive offices, Axeda Systems Inc., 21 Oxford Road, Mansfield, Massachusetts 02048, a notice of revocation or another signed Proxy with a later date. If you choose to vote your Proxy over the Internet or by telephone, you may change your vote by voting again using the same method used for the original vote (i.e., the Internet or telephone) so long as you retain the Proxy Card referencing your voter control number. You may also revoke your Proxy by attending the Annual Meeting and voting in person.

SOLICITATION

     We are soliciting your Proxy and will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and voting instructions and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, facsimile, electronic mail or other means by our directors, officers or employees. We will not pay any additional compensation to these individuals for any such services. In addition, we may retain, if we deem it advisable, an outside proxy solicitor to assist us in obtaining proxies. If we retain an outside proxy solicitor we expect to pay between $5,000 to $50,000 for such services. Except as described above, we do not presently intend to solicit proxies other than by mail.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

     Securities and Exchange Commission rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year's proxy statement or annual report, please contact Investor Relations in writing at 21 Oxford Road, Mansfield, Massachusetts 02048 or by telephone at (508) 337-9200 and we will promptly deliver the Proxy Statement or the 2003 Annual Report upon your request.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented by such stockholders at our 2005 Annual Meeting must be received no later than July 27, 2005, so that they may be included in the Proxy Statement and form of Proxy relating to that meeting. However, if the date of our 2005 Annual Meeting is changed by more than 30 days from the date of the 2004 Annual Meeting, such proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2005 Annual Meeting. In addition, the Proxy solicited by the Board for the 2005 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we receive notice of such proposal not later than October 17, 2005; or, if the date of our 2005 Annual Meeting is changed by more than 30 days from the date of the 2004 Annual Meeting, not later than a reasonable time before we mail our proxy materials for the 2005 Annual Meeting.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF OUR PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE THIS PROXY STATEMENT OR FUTURE FILINGS MADE BY US UNDER THOSE STATUTES, THE COMPENSATION COMMITTEE REPORT, THE AUDIT COMMITTEE REPORT, REFERENCE TO THE INDEPENDENCE OF THE AUDIT COMMITTEE MEMBERS AND THE STOCK PERFORMANCE GRAPH CONTAINED HEREIN ARE NOT DEEMED FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, AND SHALL NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY OF THOSE PRIOR FILINGS OR INTO ANY FUTURE FILINGS MADE BY US UNDER THOSE STATUTES.

                              QUESTIONS AND ANSWERS

     You should read the Proxy Statement in its entirety prior to making any decision regarding the proposals set forth herein. We include this Question and Answer section, which does not include all of the information that is likely to be material to you, to provide some background information and brief answers to several questions you might have about Proposals 3 and 4. In this Proxy Statement, we refer to Axeda Systems Inc. as "Axeda," "the Company," "we," "our," and "us."

Q. WHY DID WE ISSUE THE WARRANTS TO SSF?

A. On September 23, 2003, we issued 4,918,100 shares of our common stock to SSF, thereby raising approximately $6.0 million in gross proceeds. In connection with this transaction, and as a further inducement for SSF to enter into the transaction, we also issued to SSF five-year warrants exercisable for the purchase of up to an aggregate of 2,459,050 shares of our common stock at an initial exercise price of $1.71 per share. We used the net proceeds of approximately $5.6 million from this transaction for working capital and to continue the expansion of our customer base by pursuing growth opportunities in various markets. As of November 24, 2004, none of the warrants had been exercised.

Q. WHY ARE STOCKHOLDERS BEING ASKED TO APPROVE THE ADJUSTMENT TO THE EXERCISE PRICE OF WARRANTS HELD BY SSF FROM $1.69 PER SHARE TO $1.35 PER SHARE?

A. The issuance of the note and the warrant to Laurus has triggered an adjustment to the exercise price of the warrants held by SSF. Giving full effect to this adjustment would cause the warrants to become exercisable for 3,114,797 shares, which when aggregated with the other shares issued to SSF on September 23, 2003 would equal more than 19.999% of the common stock outstanding before that day, at an exercise price of $1.35 per share, a price below the greater of the book or market value of the common stock at the time we issued the warrants to SSF. However, since such adjustment requires stockholder approval under Nasdaq Marketplace Rule 4350(i), the exercise price of the warrants has only been adjusted to $1.69 per share, the closing price of our common stock on the Nasdaq National Market on September 22, 2003, the day before we issued the warrants to SSF. Therefore, pursuant to our agreement with SSF, we are contractually obligated to use our commercially reasonable efforts to obtain your approval to give full effect to this adjustment because it would reduce the exercise price of the warrants below $1.69 per share. Upon your approval, the exercise price of the warrants will decrease to $1.35 per share and the number of shares exercisable under the warrants will increase by 655,747 shares to 3,114,797 shares. Our failure to obtain your approval may make it more difficult for us to raise needed funds in the future. Further antidilution adjustments in the future, if any, may also require stockholder approval under Nasdaq Marketplace Rule 4350(i).

Q. WHAT IF STOCKHOLDERS DO NOT APPROVE THE ADJUSTMENT TO THE EXERCISE PRICE OF THE SSF WARRANTS FROM $1.69 PER SHARE TO $1.35 PER SHARE?

A. If the third proposal does not receive stockholder approval and therefore we are unable to fully adjust the exercise price of warrants held by SSF due to the issuance of the note and the warrant to Laurus, the SSF warrants will be exercisable for 2,488,151 shares of our common stock at an exercise price of $1.69 per share. However, our failure to obtain stockholder approval under an agreement with an existing investor will likely adversely affect our ability to raise additional funds in the future from potential investors.

Q. WHY DID WE ISSUE THE NOTE AND THE WARRANT TO LAURUS?

A. On October 5, 2004, we issued $4.5 million through the issuance of a secured convertible term note to Laurus. As a further inducement for Laurus to enter into the transaction, we also issued on that date a warrant for the purchase of 2,500,000 shares of our common stock at an exercise price of $0.53 per share to Laurus. We intend to use the net proceeds of approximately $4.0 million from this transaction, after deducting the offering costs and fees, for working capital and general corporate purposes. As of November 24, 2004, we had not issued any shares of our common stock upon conversion of, or in lieu of cash payment on, principal or interest on the note or upon the exercise of the warrant.

Q. WHY DOES THE BOARD OF DIRECTORS RECOMMEND AMENDING THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE ITS AUTHORIZED COMMON STOCK?

A. Our Board of Directors recommends stockholder approval of the fourth proposal because under the terms of the note and the warrant issued to Laurus, we cannot issue more than an aggregate of 8,202,012 shares of our common stock to Laurus (under both the note and the warrant) until we increase the number of shares of our authorized common stock. Under the note, we may satisfy our principal and interest payment obligations in common stock in lieu of cash, subject to certain conditions. We are thus restricted in our ability to satisfy all of our payment obligations to Laurus in common stock in lieu of cash, and this restriction may impose financial hardship on us in the future. Furthermore, we do not have enough shares authorized under our current Amended and Restated Certificate of Incorporation to issue the full number of shares of common stock issuable upon the conversion of the note and the exercise of the warrant issued to Laurus, and we are contractually obligated to promptly solicit stockholder approval to increase our authorized number of shares. We also need additional shares of common stock available for issuance pursuant to our employee benefit programs, possible acquisitions and financings and other corporate purposes.

Q. WHAT IF STOCKHOLDERS DO NOT APPROVE THE INCREASE IN OUR AUTHORIZED SHARES OF COMMON STOCK?

A. If the fourth proposal does not receive stockholder approval, we would be unable to issue sufficient shares of common stock to satisfy all of our payment obligations on the note in common stock, and we would have to satisfy those obligations under the notes that we cannot meet through issuing shares by paying cash. If we were required to repay a portion of the notes in cash, we would need to divert cash from other corporate purposes such as marketing and product development and may not have sufficient cash to repay the notes while meeting our ongoing operating obligations as they come due in the ordinary course of business, in which case we would be required to seek alternative sources of financing in order to meet our obligations, which may not be available on favorable terms or at all. If we cannot satisfy our payment obligations under the Laurus note that are required to be paid in cash, we would be in default under the note and subject to penalties. Laurus would then be entitled to exercise remedies available to it as a secured creditor with liens on substantially all of our assets for the portion of the note (and default penalties) that we are unable to pay. Furthermore, if Laurus' ability to exercise its respective warrant in full is limited, we will not be able to benefit from any cash that it would provide to the company if it chose to exercise its warrant in full for cash. You should consider the fact that our current liquidity and capital resources are extremely limited. We may need to raise additional funds from additional investors. Our inability to satisfy our obligations to existing investors may have a negative effect upon our ability to attract additional investors when needed in the future.

Q. WHERE CAN I FIND ADDITIONAL INFORMATION?

A. You should carefully review the entire Proxy Statement, which contains important information regarding each proposal before voting on any of the proposals set forth herein. With respect to the transaction with Laurus, we filed a Current Report on Form 8-K with the Securities and Exchange Commission on October 12, 2004, which contains a detailed description of the financing and includes each of the operative agreements related to the financing as exhibits. We strongly encourage you to carefully review the October 12, 2004 Form 8-K and the exhibits thereto describing the Laurus transaction. With respect to the transaction with SSF, we filed a Current Report on Form 8-K with the Securities and Exchange Commission on September 23, 2003, which contains a detailed description of the financing and includes each of the operative agreements related to the financing as exhibits. We also strongly encourage you to carefully review the September 23, 2003 Form 8-K and the exhibits thereto describing the SSF transaction. Copies of these materials can also be obtained by mail at prescribed rates from the Public Reference Section of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 or by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Securities and Exchange Commission maintains a website that contains periodic and annual reports, current reports, proxy statements and other information regarding Axeda at http://www.sec.gov. We will also provide stockholders copies of the October 12, 2004 Form 8-K (including the exhibits thereto) and the September 23, 2003 Form 8-K (including the exhibits thereto), free of charge upon request made to:
Axeda Systems Inc., 21 Oxford Road, Mansfield, MA 02048, attention Investor Relations, or by calling 1-508-337-9200.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

     Our Board of Directors is divided into three classes with staggered three-year terms with each class consisting, as nearly as possible, of one-third of the total number of directors. The number of directors is determined from time to time by the Board of Directors and is currently fixed at six (6) members. A single class of directors is elected each year at the annual meeting. Subject to transition provisions, each director elected at each such meeting will serve for a term ending on the date of the third annual meeting of stockholders after their election and until their successor has been elected and duly qualified, or until either of their earlier resignation or removal. Our Class I Directors are Dale E. Calder and Walter L. Threadgill, our Class II Directors are Bruce J. Ryan and Robert M. Russell Jr. and our Class III Directors are Paul A. Vais and James R. McDonald.

     At this year's annual meeting, Messrs. Russell and Ryan, our Class II directors, will stand for re-election. Messrs. Russell and Ryan will serve until the 2007 annual meeting, and until their successors are duly elected and qualified, or until their earlier resignation or removal. These directors have agreed to serve if elected and the Board of Directors has no reason to believe that they will be unable or unwilling to serve as nominees or as directors if elected. In the event, however, that they, or either of them, are unable or unwilling to serve as director(s) at the time of the Annual Meeting, the proxies may be voted for any substitute nominee(s) designated by the present Board of Directors or the Proxy holders to fill such vacancy, or the size of the Board of Directors may be reduced in accordance with our bylaws.

     Unless otherwise instructed, the Proxy holders will vote the proxies received by them FOR the nominees named below. The two candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected as two of our directors. The proxies solicited by this Proxy Statement may not be voted for more than two (2) nominees.

     Set forth below is certain information concerning the nominees, including information furnished by them as to their principal occupation at present and for at least the last five years, certain other directorships held by them, the year in which they became one of our directors, and their ages as of November 10, 2004:

         Name                     Age    Position(s) with the Company        Director Since    Term Expires
         ----                     ---    ----------------------------        --------------    ------------
         Robert M. Russell Jr.     52    Chief Executive Officer and               2001            2004
                                          Chairman
         Bruce J. Ryan             61    Director                                  2002            2004
         Paul A. Vais              45    Director                                  1998            2005
         James R. McDonald         47    Director                                  2002            2005
         Walter L. Threadgill      58    Director                                  1998            2006
         Dale E. Calder            42    President and Director                    2001            2006

Directors To Be Elected At The 2004 Annual Meeting

     ROBERT M. RUSSELL JR. Mr. Russell was appointed to our Board of Directors on June 21, 2001 and was appointed Chief Executive Officer by our Board of Directors effective August 6, 2001. From May 2000 until June 2001, Mr. Russell was the President and Chief Executive Officer of Thomson Learning's Life Long Learning Group. From April 1994 to May 2000, Mr. Russell served, first, as Senior Vice President and General Manager of McGraw Hill's Sweets Group, and subsequently, as President of McGraw Hill's Construction Information Group. Mr. Russell also serves on the boards of directors of the Ohio University College of Business and the National Building Museum (Washington D.C.), and was a regent of the American Architectural Foundation. Mr. Russell holds a B.S. from Ohio University and is a graduate of the Yale Executive School of Management Program.

     BRUCE J. RYAN. Mr. Ryan was appointed to our Board of Directors in January 2002. Mr. Ryan is currently Chairman, and until August 2004 was the Chief Executive Officer, of InfiniCon Systems, Inc., a leader in infrastructure technology for end-to-end networking for high performance business computing. From February 1998 until November 2002, Mr. Ryan was the Executive Vice President and Chief Financial Officer of Global Knowledge Inc., a leading worldwide IT training company and a leader in e-learning solutions. From 1994 until October 1997, Mr. Ryan was Executive Vice President and Chief Financial Officer at Amdahl Corporation. Mr. Ryan held several executive positions at Digital Equipment Corporation from 1969 until 1994, including Senior Vice President of Financial Services, Government and Professional Industries. Mr. Ryan earned his Bachelor's degree in Business Administration from Boston College and his M.B.A. from Suffolk University. Mr. Ryan serves as a director for CNT Corp., KVH Industries, Inc. and Tarantella, Inc. Mr. Ryan is the Chairman of the Audit Committee and a member of the Compensation Committee and the Nominating and Governance Committee of the Board of Directors, but holds no other offices of ours.

Directors Whose Term Will Expire In 2005

     PAUL A. VAIS. Mr. Vais has served as one of our directors since April 1998. Mr. Vais has been a General Partner of Apax Partners, a venture capital firm, since March 1997. From March 1995 to December 1996, Mr. Vais served as Vice President of Enterprise Partners V.C., a venture capital firm. From October 1994 to March 1995, Mr. Vais served as a consultant for International Business Machines and several early stage companies, providing expertise in strategic marketing and technology development. Mr. Vais also worked at NeXT Computer, Inc., from July 1988 to October 1994, where he served as the Executive Director of Worldwide Marketing and with Apollo Computer, an engineering workstation company. Mr. Vais serves as a director of many companies, including Oblix, Inc., JAMDAT Mobile Inc., Bluearc Corporation and Cometa Networks, Inc. Mr. Vais holds a B.A. in Computer Science from the University of California at Berkeley. Mr. Vais is the Chairman of the Compensation Committee of the Board of Directors, but holds no other offices of ours.

     JAMES R. MCDONALD. Dr. McDonald was appointed to our Board of Directors in April 2002. Dr. McDonald has held the Rolls-Royce Chair in Power Engineering at the University of Strathclyde since 1994. Dr. McDonald has also been the Director of the Rolls-Royce University Technology Centre in Power Engineering at the University of Strathclyde since 1996 and the Director of the Centre for Economic Renewable Power Delivery (a Strathclyde/Glasgow University Partnership) since 1998. Dr. McDonald is a Technical Director of Dynamic Knowledge Corporation, a company specializing in knowledge management methods and tools for intelligent decision support applications, and a Member of the Rolls-Royce Electro-Mechanical and Controls Advisory Board. Dr. McDonald is also a Technical Director of Smart Energy Ltd., a company specializing in fuel cell packaging, control and application engineering for distributed generation and electric vehicles. Dr. McDonald is a director of McDonald, Green and Associates. He is also a director for the Centre for Electrical Power Engineering, University of Strathclyde and a director of the Institute for Energy & Environment, University of Strathclyde, a leading electrical power engineering group. He is a Chartered Engineer (C. Eng.), Fellow of the Institution of Electrical Engineers (FIEE), Senior Member of the Institute of Electrical and Electronics Engineers (SMIEEE), Fellow of the Institute of Physics (FInstP), Fellow of the Royal Academy of Engineering (FREng) and Fellow of the Royal Society of Edinburgh (FRSE). He has held non-executive board positions with ASCADA (now owned by GE-Harris), a company specializing in real-time network control and operations software and Diagnostic Monitoring Systems, a University spin-out company specializing in sensing and data acquisition systems for plant asset management. In February 2004, Dr. McDonald was appointed Energy Advisor to Abu Dhabi Water and Electricity Authority (ADWEA). Dr. McDonald earned his Bachelor's degree in Electrical and Electronic Engineering, a Masters degree in Electrical and Electronic Engineering, and his Ph.D. in Dynamic Pricing in Electrical Energy Systems, from the University of Strathclyde. Dr. McDonald is a member of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee of the Board of Directors, but holds no other offices of ours.

Directors Whose Term Will Expire In 2006

     WALTER L. THREADGILL. Mr. Threadgill has served as one of our directors since January 1998. Since February 1996, Mr. Threadgill has served as Managing General Partner of Atlantic Coastal Ventures, L.P., a venture capital firm. From June 1979 to February 2000, Mr. Threadgill served as President and Chief Executive Officer of Multimedia Broadcast Investment Corporation (or MBIC), a venture capital company specializing in broadcast financing. He also serves on the board of directors of Pingtone Communications, Inc. Mr. Threadgill holds a B.A. in Business Administration from Bernard M. Baruch College, City University of New York, an M.B.A. from Long Island University and an M.A. in International and Telecommunications Law from Antioch School of Law. Mr. Threadgill is a member of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee of the Board of Directors, but holds no other offices of ours.

     DALE E. CALDER. Mr. Calder was appointed to our Board of Directors and as our President in December 2001. From October 1998 through our acquisition of eMation, Ltd. in December 2001, Mr. Calder was the President and Chief Executive Officer of eMation, Ltd. (which changed its name from PC Soft International
(1988) Ltd. in February 2000). From 1996 to October 1998, Mr. Calder served as the President of FactorySoft. FactorySoft, which was founded by Mr. Calder in 1996 and was acquired by PC Soft International (1988) Ltd. in October 1998, produced connectivity tools for the automation industry. Mr. Calder attended Duke University and the University of North Carolina at Charlotte and graduated from the University of North Carolina with a degree in Electrical Engineering. Mr. Calder also attended the M.B.A. program at Carnegie-Mellon University.

Executive Officers

     Set forth below is information regarding our executive officer who is not a director, including his name, age, title and biography as of November 10, 2004. Information concerning executive officers who are also directors is contained above.

Name                Age   Positions with the Company
----                ---   --------------------------
Thomas J. Fogarty   42    Executive Vice President and Chief Financial Officer

     THOMAS J. FOGARTY. Mr. Fogarty joined us in May 2000 as Senior Vice President, Corporate Services and Chief Financial Officer and was appointed as Executive Vice President and Chief Financial Officer in December 2001. Prior to joining us, from September 1999 to May 2000, Mr. Fogarty served as Senior Vice President and Chief Financial Officer of DecisionOne Corporation, a multi-vendor computer software and hardware maintenance company. From October 1995 to August 1999, Mr. Fogarty served as Vice President and Treasurer of DecisionOne. From 1985 to October 1995, Mr. Fogarty held various positions with Bell Atlantic Business Systems Services, including Vice President and Treasurer. Mr. Fogarty holds both a B.B.A. in accounting and an M.B.A. from the Wharton School at the University of Pennsylvania.

SEC Order Involving Axeda and Former Officers

     In November 2003, the Securities and Exchange Commission, or the SEC, issued a cease and desist order against us and two of our former officers. The SEC alleged violations of Section 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act arising out of our incorrect application of generally accepted accounting principals in prematurely recognizing revenue on three of our contracts in the second and third quarters of 1999. We detected these revenue recognition issues during our year-end audit and restated our results in our Form 10-K annual report filed on March 14, 2000. Without admitting or denying the findings in the cease and desist order, the company and its two former officers consented to the entry of the cease and desist order. The SEC ordered that the company and the former officers cease and desist from committing or causing any violations and any future violations of Section 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act and the rules thereunder.

Board Committees and Meetings

     During the year ended December 31, 2003, the Board of Directors held nine meetings. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. During 2003 each individual currently serving as a director, with the exception of Mr. Vais, attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board of Directors on which he served.

     Communications with the Board of Directors

     We encourage stockholder communications with our Board of Directors. Any stockholder wishing to communicate with the Board of Directors or any individual director regarding matters concerning the company should submit such communications in writing to our corporate secretary via postal mail at the following address:

                  Axeda Systems Inc.
                  21 Oxford Road
                  Mansfield, MA 02048
                  Attention: Lynn Magnani, Corporate Secretary

     Our corporate secretary will review all such correspondence and distribute the correspondence to such members of the Board of Directors as the corporate secretary deems appropriate or advisable.

     Company Policy Regarding Board Member Attendance at Annual Meetings

     We encourage each director to attend our Annual Meeting of Stockholders. Two members of our Board of Directors attended our 2003 Annual Meeting of Stockholders.

     Audit Committee

     The Audit Committee of our Board of Directors consists of three directors, Messrs. Ryan and Threadgill and Dr. McDonald. The Audit Committee oversees: (1) the integrity of our financial statements, (2) the appointment, compensation, qualifications, independence and work of our independent registered public accounting firm, (3) our compliance with legal and regulatory requirements, and
(4) the performance of our internal controls function. A copy of our Audit Committee charter, which was reviewed and updated in November 2002, is available on our website located at http://www.axeda.com under "Investor Relations." The Board of Directors has determined that Mr. Ryan is an "audit committee financial expert" as defined by the Securities and Exchange Commission. The Board of Directors has determined that each of the members of this committee is an "independent director" as defined in Rule 4200 of the Nasdaq Marketplace Rules and also meets the additional criteria for independence of audit committee members set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended.

     The Audit Committee met ten times during 2003. During that same period, the Audit Committee did not act by unanimous written consent.

     Compensation Committee

     The Compensation Committee currently consists of four directors, Messrs. Vais, Ryan and Threadgill and Dr. McDonald. The Compensation Committee determines and reviews the compensation to be paid to our officers and directors and administers our 1999 Stock Incentive Plan and our 1999 Employee Stock Purchase Plan. The Board of Directors has determined that each of the members of this Committee is an "independent director" as defined in Rule 4200 of the Nasdaq Marketplace Rules.

     The Compensation Committee met four times in 2003 and five times acted by unanimous written consent.

     Nominating and Governance Committee

     In August 2004, our Board of Directors formed a Nominating and Governance Committee, or the Nominating Committee, and adopted procedures by which our stockholders may recommend nominees to our Board of Directors. The Nominating Committee currently consists of three directors, Messrs. Ryan and Threadgill and Dr. McDonald. The Board of Directors has determined that each of the members of this committee is an "independent director" as defined in Rule 4200 of the Nasdaq Marketplace Rules. A current copy of our Nominating Committee charter is available on our website located at http://www.axeda.com under "Investor Relations." The Nominating Committee identifies and recommends director nominees to be selected by the Board of Directors for submission to vote at our annual stockholder meetings, implements the Board of Directors' criteria for selecting new directors, develops or reviews and recommends corporate governance policies for the Board of Directors, and oversees the Board of Directors' annual evaluation process.

     The Nominating Committee had no members prior to August 2004 and therefore did not meet in person or conduct telephonic meetings in 2003. For this same reason, the Nominating Committee did not act by unanimous written consent in 2003.

Consideration of Director Nominees

     Stockholder Nominees

     The policy of the Nominating Committee is to consider properly submitted stockholder nominations for candidates for membership on the Board of Directors as described below under "Identifying and Evaluating Nominees for Directors." In evaluating such nominations, the Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors and to address the membership criteria set forth under "Director Qualifications."

     The Nominating Committee will consider suggestions of nominees from stockholders. Stockholders may recommend individuals for consideration by submitting the materials set forth below to the company addressed to the Chairman of the Nominating and Governance Committee at our address. To be timely, the written materials must be submitted within the time permitted for submission of a stockholder proposal for inclusion in our Proxy Statement for the subject annual meeting.

     The written materials must include: (1) all information relating to the individual recommended that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); (2) the name(s) and address(es) of the stockholders making the nomination and the amount of our securities which are owned beneficially and of record by such stockholder(s); (3) appropriate biographical information (including a business address and a telephone number) and statement as to the individual's qualifications, with a focus on the criteria described below; (4) a representation that the stockholder of record is a holder of record of stock entitled to vote on the date of submission of such written materials and (5) any material interest of the stockholder in the nomination.

     Any stockholder nominations proposed for consideration by the Nominating Committee should be addressed to:

        Chairman of the Nominating and Governance Committee
        Axeda Systems Inc.
        21 Oxford Road
        Mansfield, MA 02048

     Director Qualifications

     The Nominating Committee has established the following minimum criteria for evaluating prospective Board of Directors candidates:

     o Reputation for integrity, strong moral character and adherence to high ethical standards.

     o Holds or has held a generally recognized position of leadership in the community and/or chosen field of endeavor, and has demonstrated high levels of accomplishment.

     o Demonstrated business acumen and experience, and ability to exercise sound business judgments and common sense in matters that relate to the current and long-term objectives of the company.

     o Ability to read and understand basic financial statements and other financial information pertaining to the company.

     o Commitment to understand the company and its business, industry and strategic objectives.

     o Commitment and ability to regularly attend and participate in meetings of the Board of Directors, Board Committees and stockholders, number of other company boards on which the candidate serves and ability to generally fulfill all responsibilities as a director.

     o Willingness to represent and act in the interests of all stockholders rather than the interests of a particular group.

     o    Good health and ability to serve.

     o For prospective non-employee directors, independence under SEC and applicable stock exchange rules, and the absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the nominee serving as a director.

     o    Willingness to accept the nomination to serve as a director.


                    Other Factors for Potential Consideration

     The Nominating Committee will also consider the following factors in connection with its evaluation of each prospective nominee:

     o Whether the prospective nominee will foster a diversity of skills and experiences.

     o For potential Audit Committee members, whether the nominee possesses the requisite education, training and experience to qualify as "financially literate" or as an "audit committee financial expert" under applicable SEC and stock exchange rules.

     o For incumbent directors standing for re-election, the Nominating Committee will assess the incumbent director's performance during his or her term, including the number of meetings attended, level of participation, and overall contribution.

     o Composition of the Board of Directors and whether the prospective nominee will add to or complement the Board of Directors' existing strengths.

     Identifying and Evaluating Nominees for Directors

     The Nominating Committee initiates the process by preparing a slate of potential candidates who, based on their biographical information and other information available to the Nominating Committee, appear to meet the criteria specified above and/or who have specific qualities, skills or experience being sought (based on input from the full Board of Directors).

     o Outside Advisors. The Nominating Committee may engage a third-party search firm or other advisors to assist in identifying prospective nominees.

     o Nomination of Incumbent Directors. The re-nomination of existing directors should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above.

     o For incumbent directors standing for re-election, the Nominating Committee will assess the incumbent director's performance during his or her term, including the number of meetings attended, level of participation, and overall contribution; the number of other company boards on which the individual serves, composition of the Board of Directors at that time, and any changed circumstances affecting the individual director which may bear on his or her ability to continue to serve on the Board of Directors.

     o Management Directors. The number of officers or employees of the company serving at any time on the Board of Directors should be limited  such that,  at all  times,  a majority  of the  directors  is
          "independent" under applicable SEC, stock exchange rules, or over-the-counter market rules.

     After reviewing appropriate biographical information and qualifications, first-time candidates will be interviewed by at least one member of the Nominating Committee and by the Chief Executive Officer. Upon completion of the above procedures, the Nominating Committee shall determine the list of potential candidates to be recommended to the full Board of Directors for nomination at the annual meeting. The Board of Directors will select the slate of nominees only from candidates identified, screened and approved by the Nominating Committee.

Director Compensation

     Directors who are not currently our employees are eligible to receive discretionary option grants and stock issuances under our 1999 Stock Incentive Plan for their service on the Board of Directors. These directors are also entitled to receive an automatic option grant to purchase 20,000 shares at the time of their initial election or appointment to the Board of Directors, and each director who has served for at least six months receives an option to purchase 5,000 shares of our common stock at each annual meeting of stockholders while they serve as a director. Each automatic option will be immediately exercisable for all of the option shares; however, any unvested shares purchased under such option will be subject to our repurchase, at the exercise price paid per share, should the director cease Board service prior to vesting in those shares. The shares subject to each initial 20,000-share automatic option grant will vest in a series of four (4) successive equal annual installments upon the director's completion of each year of Board service over the four (4)-year period measured from the grant date. The shares subject to each annual
5,000-share  automatic  grant  will vest  upon a  director's  completion  of one
(1)-year of Board service measured from the grant date. However, the shares subject to each outstanding automatic option grant will immediately vest in full upon certain changes in control or ownership of us or upon a director's death or disability while a Board member. Following a director's cessation of Board service for any reason, each option will remain exercisable for a 12-month period and may be exercised during that time for any or all shares in which the director is vested at the time of such cessation of Board service.

     Each automatic option grant described above will include a limited stock appreciation right. Upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the outstanding voting securities or a change in a majority of the Board of Directors as a result of one or more contested elections for Board membership, each outstanding automatic option may be surrendered to us in return for a cash distribution. The amount of the distribution per surrendered option share will be equal to the excess of (i) the fair market value per share at the time the option is surrendered or, if greater, the tender offer price paid per share in the hostile take-over over
(ii) the exercise price payable per share under such option.

     Messrs. Vais and Threadgill each received an option grant to purchase 20,000 shares of our common stock on the date of our 2003 annual meeting with an exercise price of $1.57, and are entitled to receive a grant of an option to purchase 20,000 shares of our common stock, with an exercise price equal to the fair market value of our common stock on the date of grant, at each annual meeting of stockholders while each serves as a director, of which 5,000 will be an automatic option grant, and the remaining 15,000 will vest immediately. Messrs. Vais and Threadgill do not receive any monetary compensation for their service on the Board of Directors or committees thereof, but are reimbursed for reasonable expenses relating to such service.

     Dr. McDonald and Mr. Ryan each received a grant of an option to purchase 25,000 shares of our common stock on the date of our 2003 annual meeting with an exercise price of $1.57. They are each entitled to receive an option to purchase 25,000 shares of our common stock with an exercise price equal to the fair market value of our common stock on the date of grant, at each annual meeting of stockholders while they serve as directors, of which 5,000 will be an automatic option grant, and the remaining 20,000 will vest immediately.

     Dr. McDonald and Mr. Ryan are also entitled to receive $2,000 for each Board of Directors meeting they attend and $1,000 for each committee meeting they attend while they are non-employee Board members, and are reimbursed for reasonable expenses relating to their service on the Board of Directors. In addition, as Chairman of the Audit Committee of the Board of Directors, Mr. Ryan is entitled to receive an additional $1,000 for each Audit Committee meeting he attends while he is a non-employee Board member.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of our Board of Directors was formed in April 1999. The Compensation Committee consists of Messrs. Vais, Ryan and Threadgill and Dr. McDonald. None of the above members of this committee was one of our officers or employees at any time during 2003.

Other Information

     There are no family relationships among any of our directors or executive officers.

Recommendation of the Board of Directors

     Our Board of Directors recommends a vote "FOR" the election of the nominees named above.

                                   PROPOSAL 2:
                           RATIFICATION OF APPOINTMENT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of Directors has ratified the selection of KPMG LLP by its Audit Committee to serve as our independent registered public accounting firm for the year ending December 31, 2004. If ratification of this selection of our independent registered public accounting firm is not approved by a majority of the shares of common stock voting thereon, the Audit Committee of our Board of Directors will review our future selection of an independent registered public accounting firm.

     Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

     Unless marked to the contrary, proxies received will be voted FOR ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the current year.

Fees Billed to Us by KPMG LLP During 2003 and 2002

     The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual consolidated financial statements for the years ended December 31, 2003 and December 31, 2002, and fees billed for other services rendered by KPMG LLP for those periods.

                               2003         2002
                             --------     --------
  Audit fees (1) .......     $334,000     $461,000
  Audit-related fees....        --           --
  Tax fees (2) .........      124,000      213,000
  All other fees........        --           --
                              -------      -------
  Total fees ...........     $458,000     $674,000
                             ========     ========

     (1) Audit fees consisted of amounts incurred for the audit of our annual consolidated financial statements, reviews of our interim financial statements, performed on a quarterly basis, and services performed in connection with our registration statements.

     (2) Tax fees consisted principally of U.S. and foreign income tax compliance and reporting, as well as tax advisory services.

     In 2003, all of the audit fees and tax fees were pre-approved by the Audit Committee of our Board of Directors. Our Audit Committee has sole authority to, and must, pre-approve all audit and permitted non-audit services from our independent registered public accounting firm. The Audit Committee has sole authority to pre-approve all audit fees and other terms of engagement of the independent registered public accounting firm. It may confer with management on these matters but may not delegate this responsibility to management. All approvals of non-audit services on behalf of the Audit Committee must be promptly reported to the officer having primary responsibility for the SEC reports filed by us. The Audit Committee is authorized from time to time to delegate to one of its members the authority to grant pre-approval of audit and permitted non-audit services, provided that all decisions by that member to pre-approve any service shall be reported to the full committee at its next scheduled meeting. The Audit Committee has delegated to Mr. Ryan, the Chair of our Audit Committee, the authority to approve audit-related and non-audit services not prohibited by law to be performed by our independent accountants and associated fees on behalf of the Audit Committee in accordance with Rule 10A-3 under the Securities Exchange Act of 1934.

     The Audit Committee has considered whether KPMG LLP's provision of these services is compatible with maintaining KPMG LLP's independence.

Stockholder Approval

     The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2004 requires the affirmative vote of the holders of a majority of the shares of our common stock present at the Annual Meeting in person or by Proxy and entitled to vote.

Recommendation of the Board of Directors

     Our Board of Directors recommends a vote "FOR" ratification of the appointment of KPMG LLP as our independent registered public accounting firm.

                                  PROPOSAL 3:
      APPROVAL OF THE ADJUSTMENT TO THE EXERCISE PRICE OF WARRANTS HELD BY
                   SSF FROM $1.69 PER SHARE TO $1.35 PER SHARE

     On September 23, 2003, we issued to Special Situations Private Equity Fund, L.P. and its affiliates, or SSF, in a private placement 4,918,100 shares of our common stock and related five-year warrants initially exercisable for 2,459,050 shares of our common stock at an exercise price of $1.71 per share. The shares were sold at a price of $1.22 per share with gross proceeds of approximately $6.0 million and the warrants had an initial exercise price of $1.71 per share. On September 22, 2003, our common stock closed on the Nasdaq National Market at a price of $1.69 per share.

     On October 5, 2004, we issued to Laurus Master Fund, Ltd., or Laurus, in a private placement, a secured convertible term note in aggregate principal amount of $4,500,000 initially convertible into 9,375,000 shares of common stock at a conversion price of $0.48 per share and a related five-year warrant exercisable for 2,500,000 shares of common stock at an exercise price of $0.53 per share. The issuance of the note and the warrant to Laurus has triggered an adjustment to the exercise price of the warrants held by SSF. Giving full effect to this adjustment would cause the warrants to become exercisable for 3,114,797 shares, which when aggregated with the other shares issued to SSF on September 23, 2003, would equal more than 19.999% of our common stock outstanding before that day, at an adjusted exercise price of $1.35 per share, a price below the greater of the book or market value of the common stock at the time we issued the warrants to SSF. However, since such an adjustment would require stockholder approval under Nasdaq Marketplace Rule 4350(i), the exercise price of the warrants has only been adjusted to $1.69 per share, the closing price of our common stock on The Nasdaq National Market on September 22, 2003, the day before we issued the warrants to SSF. Therefore, pursuant to our agreement with SSF, we are contractually obligated to use our commercially reasonable efforts to obtain your approval to give full effect to the exercise price adjustment to a price of $1.35 per share. Upon your approval, the exercise price of the warrants will decrease to $1.35 per share and the number of shares exercisable under the warrants will increase to 3,114,797 shares. Our failure to obtain your approval may make it more difficult for us to raise needed funds in the future. Further antidilution adjustments in the future, if any, may also require stockholder approval under Nasdaq Marketplace Rule 4350(i).

     Set forth below is certain information with respect to the issuance of the warrants to SSF. The information below is qualified in its entirety by reference to the complete text of the transaction agreements with SSF, filed as exhibits to our current report on Form 8-K filed with the Securities and Exchange Commission on September 23, 2003.

Reason for Issuance of the Warrants

     In September 2003 we raised approximately $6.0 million in gross proceeds by issuing 4,918,100 shares of our common stock to SSF. In connection with, and as an inducement to, that private placement, we also issued to SSF five-year warrants initially exercisable for 2,459,050 shares of our common stock at an exercise price of $1.71 per share. We used the net proceeds of approximately $5.6 million, after deducting the offering costs and fees, for working capital and to continue the expansion of our customer base by pursuing growth opportunities in various markets. As of November 24, 2004, none of the warrants had been exercised.

Terms of the Warrants
     Term and Expiration

     The warrants issued to SSF are exercisable any time beginning March 23, 2004 through September 23, 2008, provided that, subject to certain limitations, any unexercised warrants will expire upon 30 days notice if the closing bid price of a share of our common stock on Nasdaq equals or exceeds $3.42 (appropriately adjusted for any stock split, recapitalization or similar event) for twenty consecutive trading days after September 23, 2005.

     Method of Exercise

     The warrants may be exercised in cash. They also have a cashless exercise provision that allows SSF to receive shares of common stock equal to the value of the warrants without paying the exercise price in cash.

     Exercise Price

     The warrants were initially exercisable for 2,459,050 shares of our common stock at an exercise price of $1.71 per share. However, the number of shares issuable upon the exercise of the warrants and the exercise price thereof are subject to adjustment for stock splits and similar transactions. In addition, the exercise price is subject to adjustment on a weighted average basis in the event of certain dilutive financings, subject to customary exceptions, and this adjustment would also cause an adjustment to the number of shares issuable upon the exercise of those warrants. We agreed that if an adjustment to the exercise price would require us to obtain stockholder approval pursuant to Nasdaq Marketplace Rule 4350(i), we would use our commercially reasonable efforts to obtain such stockholder approval as soon as reasonably practicable. SSF agreed that the warrant exercise price will be adjusted only to the maximum extent that would not require stockholder approval under this rule until we obtain the required stockholder approval.

     Limitation on Exercise

     The number of shares of common stock that may be acquired upon any exercise of the warrants is limited to the extent necessary to insure that, following such exercise, the total number of shares of common stock then beneficially owned by SSF does not exceed 19.999% of the total number of issued and outstanding shares of our common stock.

     Registration Obligations and Penalties

     In connection with the private placement transaction with SSF, we entered into a registration rights agreement with SSF. Under the registration rights agreement, we were required to file with the Securities and Exchange Commission by October 3, 2003, a registration statement for the resale by SSF of the shares issued and sold in the transaction and the shares issuable upon the exercise of the warrants. We complied with our obligation by filing the registration statement on October 2, 2003.

     We also agreed to use reasonable efforts to cause any registration statement filed pursuant to the registration rights agreement to become effective as soon as practicable, but in no event later than December 22, 2003. The registration statement became effective on October 23, 2003. If sales cannot be made because we have not updated the registration statement to comply with securities law requirements, we are required to pay liquidated damages to SSF equal to 1.5% of the purchase price paid by SSF for each thirty-day period or pro rata for any portion thereof after the deadline that passes before effectiveness or update occurs.

Why We Seek Stockholder Approval

     Nasdaq Marketplace Rule 4350(i) requires stockholder approval of any sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of an issuer's common stock outstanding before the issuance at a price below the greater of the book or market value of the stock as of the date prior to the date the securities were issued. Although the warrants were issued to SSF with an exercise price in excess of the market price of our common stock at the time of their issuance, their exercise price is subject to adjustment on a weighted average basis in the event of certain dilutive financings, which would also cause an adjustment to the number of shares issuable upon the exercise of those warrants. We agreed that if an adjustment to the warrant price would require us to obtain stockholder approval under Nasdaq Marketplace Rule 4350(i), we would use our commercially reasonable efforts to obtain such stockholder approval as soon as reasonably practicable. SSF agreed that the warrant exercise price would be adjusted only to the maximum extent that would not require stockholder approval under this rule until we obtain the required stockholder approval. The issuance of the note and the warrant to Laurus has triggered such an adjustment to the exercise price of warrants held by SSF, giving full effect to which would require stockholder approval under Nasdaq Marketplace Rule 4350(i) as it would reduce the exercise price of the warrants to $1.35 per share, which is below the $1.69 closing price of our common stock on the day before the issuance of the warrants to SSF. Therefore, pursuant to our agreement with SSF, we are contractually obligated to use our commercially reasonable efforts to obtain your approval to give full effect to this adjustment because it would reduce the exercise price of the warrants below $1.69 per share. Upon your approval, the exercise price of the warrants will decrease to $1.35 per share and the number of shares exercisable under the warrants will increase to 3,114,797 shares. Our failure to obtain your approval may make it more difficult for us to raise needed funds in the future.


Potential Dilution and Market Consequences

     The issuance of shares of common stock pursuant to the warrants could substantially dilute the interests of our other stockholders if such shares are issued. To the extent SSF exercises the warrants and then sells the shares of common stock it receives upon exercise, our stock price could decrease due to the additional amount of shares available in the market. The subsequent sales of these shares could encourage short sales by our stockholders and others, which could place further downward pressure on our stock price.

     SSF may not exercise its warrants if upon such exercise SSF would beneficially own at any time more than 19.999% of our outstanding common stock following such conversion or exercise. However, this restriction does not prevent SSF from selling a substantial number of shares in the market. By periodically selling shares into the market, SSF could eventually sell more than 19.999% of our common stock while never holding more than 19.999% at any specific time.

Where You Can Find Additional Information

     The terms of the SSF warrants are complex and only briefly summarized in this Proxy Statement. Stockholders wishing further information concerning the rights, preferences and terms of the warrants are referred to the documents filed as exhibits to our current report on Form 8-K filed with the Securities and Exchange Commission on September 23, 2003.

Stockholder Approval

     The affirmative vote of the holders of a majority of the common stock present in person or represented by Proxy and entitled to vote at the Annual Meeting will be required to approve the adjustment to the exercise price of warrants held by SSF from $1.69 per share to $1.35 per share. However, in accordance with the Nasdaq Marketplace Rules, no shares of common stock (if any) acquired upon the exercise of the warrant issued to SSF will be eligible to be voted with respect to this Proposal 3 and no votes cast in respect of such shares of common stock will be counted toward the applicable threshold needed to approve any adjustment to the exercise price of warrants held by SSF or the issuance of shares of common stock upon the exercise of those warrants. As of the Record Date, none of the shares of our outstanding common stock had been acquired through the exercise of the warrants issued to SSF, and accordingly all shares of our common stock outstanding as of the Record Date are eligible to vote on Proposal 3.

Recommendation of the Board of Directors

     The Board of Directors recommends that the stockholders vote "FOR" the approval of the adjustment to the exercise price of warrants held by SSF from $1.69 per share to $1.35 per share.

                                   PROPOSAL 4:
                            APPROVAL OF AMENDMENT OF
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

General

     Our current Amended and Restated Certificate of Incorporation, as amended, authorizes the issuance of 55,000,000 shares, consisting of 50,000,000 shares of common stock and 5,000,000 shares of preferred stock. On November 10, 2004, the Board of Directors unanimously adopted a resolution approving, and declaring advisable, subject to stockholder approval, an amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares and to increase the number of authorized shares of capital stock from 55,000,000 shares to 105,000,000 shares. No change in the authorized number of shares of preferred stock is being proposed.

     On October 5, 2004, we issued to Laurus Master Fund, Ltd., or Laurus, in a private placement, a secured convertible term note in aggregate principal amount of $4,500,000 initially convertible into 9,375,000 shares of common stock at a conversion price of $0.48 per share, and a related five-year warrant exercisable for 2,500,000 shares of common stock at an exercise price of $0.53 per share. We entered into this financing arrangement to provide funds for our working capital requirements and for general corporate purpose. The note has a term of three years and accrues interest at prime rate plus 2% (6.75% as of October 5, 2004), subject to adjustment. The minimum monthly principal repayment on the note is $150,000, commencing on May 1, 2005 and continuing through the October 5, 2007 maturity date. Under the terms of the note, the monthly interest payment and the monthly principal payment are payable either in cash or, if certain criteria are met, in shares of our common stock. The terms of the Laurus note are described in more detail below.

     Our current authorized and available common stock is only sufficient to issue approximately 8,202,012 shares of our common stock in connection with the conversion of the Laurus note and the exercise of the Laurus warrant. Therefore, an increase in the number of authorized shares of common stock is necessary to ensure we have a sufficient number of authorized and unissued shares of common stock to satisfy the full payment of principal and interest due under the note through the issuance of common stock (in the event we meet the criteria to issue stock in lieu of cash) rather than cash payments and to permit the full exercise of the warrant issued to Laurus.

     In addition, taking into account shares of common stock currently reserved for potential future issuance under the Laurus note and warrant, as well as shares reserved for issuance with respect to other outstanding warrants and options, we currently only have approximately 100,000 authorized shares of common stock freely available for issuance pursuant to future option grants, future employee stock purchase grants and general corporate purposes. Accordingly, the Board of Directors believes the proposed increase to the company's authorized common stock is necessary and advisable to provide the company with sufficient shares to enable it to issue shares in full satisfaction of all principal and interest payments due under the Laurus note and to enable us to reserve shares for future issuance under our 1999 Stock Incentive Plan and 1999 Employee Stock Purchase Plan, as well as to provide us with the opportunity and ability to take advantage of new, as of yet unforeseen, corporate opportunities as they emerge, such as additional stock offerings, acquisitions, strategic transactions and partnering opportunities, stock dividends and compensation plans.

     If the stockholders approve this proposal, the first paragraph of Article IV of our Amended and Restated Certificate of Incorporation would be amended to read in its entirety as follows:

     "The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that the Corporation is authorized to issue is one hundred five million (105,000,000). One hundred million (100,000,000) shares shall be Common Stock, par value $0.001 per share, and five million (5,000,000) shares shall be Preferred Stock, par value $0.001 per share."

Certain Terms of the Laurus Note

     Set forth below is additional information with respect to the note we issued to Laurus. The information below is qualified in its entirety by reference to the complete text of the transaction agreements with Laurus, filed as exhibits to our Current Report on Form 8-K filed with the Securities and Exchange Commission on October 12, 2004.

     Requirements for Us to Make Monthly Payments in Stock instead of Cash

     The Laurus note provides that we can make the required monthly principal and interest payments through the issuance of stock (rather than cash) only if certain conditions are satisfied. The principal criteria for the monthly payments to be made in shares of our common stock include:

     o the effectiveness of a current registration statement covering the shares of our common stock into which the principal and interest under the note are convertible;

     o an average closing price of our common stock for the previous five trading days greater than or equal to 110% of the fixed conversion price; and

     o the amount of such conversion not exceeding 25% of the aggregate dollar trading volume of our common stock for the previous 10 trading days.


     Default under the Note

     Upon an event of default under the note, Laurus may demand repayment at a rate of 120% of the outstanding principal and interest amount of the note if such default occurs on or before October 5, 2006 and at a rate of 115% of the outstanding principal and interest amount of the note if such default occurs after October 5, 2006. If the note remains outstanding after an event of default that is not cured, the interest rate increases to 1.5% per month. Events of default include:

     o    a failure to make payments under the note when due;

     o    a material breach of the transaction documents by us;

     o    bankruptcy related events;

     o    a change of control transaction without prior approval; and

     o    events of default under other agreements to which we are a party.


     Laurus' Security Interest

     The note is secured by a blanket first priority lien on all of our assets and the assets of some of our U.S. subsidiaries and by a pledge of the stock of some of our U.S. subsidiaries. This security interest enables Laurus to foreclose on such assets and securities to (and to the extent necessary to) fulfill our obligations under the note (including any penalties thereunder).

     Conversion Rights of the Note

     The principal and interest on the note are convertible into shares of our common stock at an initial conversion price of $0.48 per share, which is $0.01 more than the closing price of our common stock on The Nasdaq SmallCap Market on October 4, 2004, the day prior to the date the note was issued. The principal amount of the note is currently convertible into 9,375,000 shares of our common stock. The interest portion of the note is convertible into 1,128,515 shares of our common stock, assuming a weighted average interest rate of 6.75% over the term of the note. The conversion price of the note is subject to adjustment for stock splits and similar transactions. In addition, the conversion price is subject to adjustment on a weighted average basis in the event of certain dilutive financings, subject to customary exceptions. Because of this potential adjustment, the weighted average price pursuant to which we issue the shares of our common stock upon the conversion of the note and exercise of the warrant held by Laurus may fall below $0.47 per share, the closing price of our common stock on The Nasdaq SmallCap Market on the day before October 5, 2004. If such adjustment occurs, we are contractually obligated to promptly solicit stockholder approval for the issuance of more than an aggregate of 6,491,440 shares of common stock upon conversion of, or in lieu of cash payments on, the note and exercise of the warrant.

     Limitations on Conversion Rights and Exercise Rights

     There are a number of limitations on Laurus' ability to convert the note and exercise the warrant. These limitations include:

     o Laurus may not convert the note or exercise the warrant for a number of shares that would cause all shares then held by Laurus to exceed 4.99% of our outstanding shares of common stock unless there has been an event of default or Laurus provides us with 75 days prior notice.

     o Laurus has also agreed that it will not convert the note or exercise the warrant for more than 6,491,440 shares of common stock at a weighted average exercise price of below $0.47 unless the issuance of the shares has been approved by our stockholders.

     o Finally, Laurus agreed that it would not convert the note and exercise the warrant for more than 8,202,012 shares of common stock until our stockholders approved an increase in our authorized number of shares of common stock, which approval is being sought by way of this Proposal 4.

     Registration Obligations and Penalties

     Under the terms of the transaction with Laurus, we are obligated to file a registration statement on Form S-3 for the resale of the shares issuable upon conversion of the note and exercise of the warrant. We filed the required Form S-3 with the Securities and Exchange Commission on October 26, 2004. We agreed to use reasonable commercial efforts to cause any registration statement filed pursuant to the registration rights agreement to become effective as soon as practicable, but in no event later than 100 days after the closing, or January 13, 2005. If the registration statement is not declared effective within the timeframe described, if the registration is suspended other than as permitted in the registration rights agreement, or if our common stock is not listed on a national exchange, NASD OTC Bulletin Board, Nasdaq SmallCap Market, or Nasdaq National Market for three consecutive trading days, we are obligated to pay Laurus additional cash fees. The cash fees are 1.5% of the original principal amount of the note for each 30 day period in which we fail to take these actions.

Why We Seek Stockholder Approval


     We currently have only approximately 125,000 shares of common stock authorized which are unreserved and available for issuance pursuant to our Amended and Restated Certificate of Incorporation. As of November 24, 2004, 32,541,060 shares of our common stock were outstanding, 8,202,012 shares were reserved to cover potential partial conversion of the note or exercise of the warrant held by Laurus, 3,370,343 shares were reserved for issuance pursuant to other outstanding warrants (including 655,747 shares reserved to cover potential antidilution adjustments to the SSF warrants triggered by the issuance of the note and the warrant to Laurus in the event Proposal 3 is approved), and 5,761,585 shares were reserved for the exercise of outstanding options and future issuances under our stock option and employee stock purchase plans.

     We request your approval in this Proposal 4 to amend our Amended and Restated Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance to:

     o reserve 4,799,746 additional shares to cover the full conversion of the estimated principal and interest payments under the Laurus note and the full exercise of the Laurus warrant at the existing conversion price and exercise price, respectively; we agreed with Laurus to promptly solicit stockholder approval of an increase to our authorized number of shares of common stock to allow for issuance of more than 8,202,012 shares to Laurus pursuant to its note and warrant;

     o reserve 500,000 additional shares to cover the increase to the number of shares reserved for issuance under our 1999 Employee Stock Purchase Plan, which increase we ask you to approve in Proposal 5; and

     o authorize 44,700,254 additional shares for potential future issuances at the discretion of the Board of Directors.


     This means we need to amend our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock by a total of 50,000,000 shares, from 50,000,000 shares to 100,000,000 shares, which requires stockholder approval.

     The proposed increase in the number of authorized shares will ensure that we have enough authorized shares to issue shares of common stock to Laurus to cover the full conversion of all outstanding principal and interest under the note at the current conversion and interest rate set forth in the note in lieu of cash payments thereon and to permit the full exercise of the warrant issued to Laurus. As noted above, for us to be able to issue shares in lieu of cash payments certain criteria must be met, including that the market price of our common stock be greater than or equal to 110% of the then current conversion price. The current conversion price is $0.48 per share, meaning that the market price of our common stock must be at least $0.53 per share for us to be able to issue stock in lieu of cash payments to satisfy our principal and interest payments under the note. On November 24, 2004 the closing price of our common stock on The Nasdaq SmallCap Market was $0.76 per share. However, without the proposed increase, we will not be able to issue more than an aggregate of 8,202,012 shares to Laurus upon conversion of the note and exercise of its warrant and, regardless of the then current market price of our common stock, we will be required to pay a portion of the principal and interest under the note in cash when due, even if we would be entitled under the terms of the note (had sufficient authorized shares been available) to issue additional shares in lieu of such cash payments. Assuming the market price of our common stock is at least 110% of the conversion price, at the current conversion price of $0.48 per share, and assuming an interest rate of 6.75% on the note, a total of 13,001,758 shares are issuable pursuant to theLaurus note and warrant. In such case, if we do not receive stockholder approval to increase our authorized common stock, in addition to the issuance of 5,702,012 shares (assuming a market price of at least $0.53 per share, the minimum price under the current conversion price which we are entitled to issue shares rather than cash in payment of principal and interest under the note) in partial satisfaction of principal and interest under the note when due, we would be required to pay approximately $2,349,956 in cash to Laurus to satisfy our remaining principal and interest payments under the note when due, assuming Laurus exercised the warrant in full prior to the due date of such cash payments. Under the same scenario, if Laurus had not exercised any of its warrants prior to the due date of any cash payments under the note, in addition to the issuance of 8,202,012 shares (assuming a market price of at least $0.53 per share) in partial satisfaction of principal and interest under the note when due, we would be required to pay approximately $1,125,956 in cash to Laurus to satisfy our remaining principal and interest payments under the note when due. If at any point in time we are unable to repay Laurus in shares due to the unavailability of authorized shares to do so or our failure to meet any of the criteria necessary for us to be able to issue shares instead of cash, Laurus would have the right under such circumstances to require us to repay in cash the portion of the remaining balance of the note with respect to which shares cannot be issued. If the stockholders do not approve this proposal, and we do not have sufficient cash at such time to effect a repayment in cash, we will default on our obligations under the note and the warrant, and Laurus could foreclose on its security interest for the portion of the note (and default penalties) that we are unable to pay. We issued the note and the related warrant to Laurus in October 2004 to fund our working capital requirements and for general corporate purposes.

     The proposed increase in the number of authorized shares would also provide the Board of Directors with the express authority, without further action of the stockholders, to issue such common stock from time to time as the Board of Directors deems necessary. The Board of Directors believes it is necessary to have the ability to issue such additional common stock for general corporate purposes. Potential uses of additional authorized shares may include equity or convertible debt financings, partnering transactions, joint ventures, third-party collaborative relationships, licensing transactions, acquisition transactions, stock dividends, splits or distributions, issuance of common stock upon the exercise of options pursuant to our 1999 Stock Incentive Plan and issuances of common stock pursuant to our 1999 Employee Stock Purchase Plan. Such additional share of common stock could be issued without further action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange on which our securities may then be listed. However, we have no immediate plans, arrangements, commitments, or understandings with respect to the issuance of any of the additional shares of common stock which would be authorized by the proposed amendment other than those described in this Proxy Statement.

     The proposed increase in the authorized number of shares of common stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the company more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the company. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of outstanding shares would dilute the earnings per share and book value per share of all outstanding shares of common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of a stockholder's investment could be adversely affected. The common stock carries no preemptive rights to purchase additional shares. The adoption of the amendment will not of itself cause any change in the capital accounts of the company. The proposed amendment of our Amended and Restated Certificate of Incorporation was approved by the directors of the company on November 10, 2004.

Where You Can Find Additional Information

     The note and the warrant issued to Laurus and the terms thereof are complex and are only briefly summarized in this Proxy Statement. The descriptions of the Laurus transaction contained in this Proxy Statement are qualified in their entirety by reference to the complete text of the transaction agreements with Laurus, filed as exhibits to our Current Report on Form 8-K filed with the Securities and Exchange Commission on October 12, 2004. Stockholders desiring further information concerning the rights, preferences and terms of the Laurus note and warrant should refer to the exhibits filed with the Form 8-K filed on October 12, 2004. In addition, we refer you to Proposal 3 - Approval of the Adjustment to the Exercise Price of Warrants Held by SSF from $1.69 per share to $1.35 per share and to Proposal 5 - Approval of Amendment to the 1999 Employee Stock Purchase Plan in this Proxy Statement for additional information regarding the proposed adjustment to the exercise price and number of shares issuable to SSF pursuant to warrants held by SSF and the increase of the number of shares reserved for issuance pursuant to the 1999 Employee Stock Purchase Plan.

Stockholder Approval

     The affirmative vote of the holders of a majority of the outstanding shares of common stock as of the Record Date will be required to approve the increase in the number of our authorized shares by amending our current Amended and Restated Certificate of Incorporation.

Recommendation of the Board of Directors

     The Board of Directors recommends that the stockholders vote "FOR" the approval of an amendment to our Amended and Restated Certificate of Incorporation, to increase the number of shares of our common stock authorized for issuance by an additional 50,000,000 shares, resulting in an aggregate of 100,000,000 shares of authorized common stock.

                                   PROPOSAL 5:
                          APPROVAL OF AMENDMENT TO THE
                        1999 EMPLOYEE STOCK PURCHASE PLAN

     You are being asked to approve an amendment to our 1999 Employee Stock Purchase Plan, or the ESPP, which will increase the number of shares of common stock reserved for issuance under the ESPP from 500,000 shares to 1,000,000 shares. As of November 24, 2004, 101,326 shares of common stock remain available for purchase under the ESPP.

     Our Board of Directors adopted the amendment on November 10, 2004, subject to stockholder approval of this proposal. Our Board of Directors believes the amendment is necessary to help ensure a sufficient reserve of common stock remains available for issuance under the ESPP to allow us to continue to utilize equity incentives to attract and retain the services of key individuals essential to our long-term growth and financial success.

Summary Description of the ESPP

     The following is a summary of the principal features of the ESPP. The following summary is qualified in its entirety by the full text of the ESPP, which has been filed as an exhibit to the copy of this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission's website at http://www.sec.gov. You may also obtain, free of charge, a copy of the ESPP by writing to Thomas J. Fogarty, Executive Vice President and Chief Financial Officer, Axeda Systems, Inc., 21 Oxford Road, Mansfield, Massachusetts 02048.

     Purpose. The purpose of the ESPP is to provide our employees, and the employees of our affiliates which have been or may be designated by our Board of Directors as eligible to participate in the ESPP, with an opportunity to purchase shares of our common stock. The ESPP is intended to provide an additional incentive to participating eligible employees, through the ownership of our common stock, to advance our best interests and those of our stockholders.

     Eligibility. Only certain employees may participate in the ESPP. To be eligible to participate in an "Offering Period" under the plan, an individual must, as of the first day of that Offering Period:

     o be employed by us or one of our affiliates that has been designated as a participating corporation under the ESPP; and

     o be regularly scheduled to work 20 hours or more per week and five months or more per year.

     As of October 31, 2004, 53 of our employees and the employees of our affiliates, including all of our Named Executive Officers, were eligible to participate in the ESPP. Of those employees, 26 were then participating in the ESPP.

     Operation of the ESPP. The ESPP operates in successive "Offering Periods" that are divided into one or more six-month "Purchase Intervals." Purchase Intervals generally run from February 1 through the immediately following July 31 and from August 1 through the immediately following January 31. (Each July 31 and January 31 is referred to as a "Purchase Date," and each August 1 and February 1 is referred to as a "Semi-Annual Entry Date.") If the fair market value of our common stock is lower on a Purchase Date than it was on the first day of an Offering Period, the Offering Period automatically terminates after shares are purchased on that Purchase Date, and a new Offering Period commences on the next business day following that Purchase Date. The maximum duration of any Offering Period, however, is 24 months.

     Eligible employees who wish to participate in the ESPP must, prior to the first day of an Offering Period, authorize the withholding of between 1% and 15% of their regular earnings through payroll deductions during the following
Offering Period. (An eligible employee may also begin participation on any Semi-Annual Entry Date during an Offering Period, in which case that Semi-Annual Entry Date is treated as the first day of the Offering Period for that individual.) The amount of the deduction is credited to the participant's account on the Company's books. A participant generally may elect to reduce or terminate his or her contributions to the ESPP at any time during an Offering Period. A participant may also generally elect to increase his or her contributions to the ESPP as of the beginning of any Purchase Interval. Amounts contributed to the ESPP constitute general corporate assets and may be used by us for any corporate purpose. No interest will be paid to any participant or credited to any account under the ESPP.

     On each Purchase Date, each ESPP participant during that Purchase Interval purchases that number of whole shares of our common stock which is obtained by dividing the aggregate amount credited to that participant's ESPP account during that Purchase Interval by the purchase price for that period. No fractional shares are issued, and any funds remaining in a participant's account after the purchase of shares that are not sufficient to purchase a whole share are carried forward as an advance payment in the next Purchase Interval or returned to the participant in cash. A participant's ESPP account will be reduced by the amount used to pay the purchase price of the shares acquired by the participant. Stock certificates representing the number of shares purchased are given to participants within a reasonable time after each Purchase Date. The purchase price for the stock with respect to a particular Purchase Interval is the lesser of 85% of the fair market value (as that term is defined in the ESPP) of the stock on (i) the first day of the Offering Period or (ii) on the Purchase Date.

     Termination of Participation. A participant's participation in the ESPP for an Offering Period generally will terminate if, prior to the end of that period, the participant ceases to be employed by us or one of our participating affiliates, the participant is otherwise no longer in the class of eligible employees, or the participant elects to withdraw from the plan.

     If a participant's ESPP participation terminates during an Offering Period for any of the reasons discussed in the preceding paragraph, he or she will no longer be permitted to make contributions to or purchase stock under the plan for that period and his or her plan account balance will be paid to him or her in cash without interest. However, a participant's termination from participation will not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met.

     Transfer Restrictions. A participant's rights with respect to options or the purchase of shares under the ESPP, as well as contributions credited to his or her plan account, may not be assigned, transferred, pledged or otherwise disposed of in any way except by will or the laws of descent and distribution.

     Administration. The ESPP is administered by our Compensation Committee, or the Committee. The Committee has full power and discretion to adopt, amend or rescind any rules and regulations for carrying out the ESPP and to construe and interpret the plan. Decisions of the Committee with respect to the ESPP are final and binding on all persons.

     Share Limits; Limits on Contributions. Currently, a maximum of 500,000 shares of our common stock may be purchased under the ESPP of which, as of November 24, 2004, 398,674 shares have been purchased in past Offering Periods and 101,326 shares remain available under the plan. If stockholders approve the amendment of the ESPP, this share limit will increase to 1,000,000 shares of our common stock (an increase of 500,000 shares).

     The ESPP also provides that the aggregate number of shares a participant may purchase under the ESPP on any one Purchase Date may not exceed 1,300 shares and that the aggregate number of shares all participants may purchase under the ESPP on any one Purchase Date may not exceed 125,000 shares. Furthermore, a participant cannot purchase more than $25,000 of stock (valued at the start of the applicable Offering Period and without giving effect to any discount reflected in the purchase price for the stock) under the ESPP in any one calendar year. In addition, a participant will not be granted an option under the ESPP if it would cause the participant to own stock and/or hold outstanding options to purchase stock representing 5% or more of the total combined voting power or value of all classes of our stock or to the extent it would exceed certain other limits under the U.S. Internal Revenue Code, or the Code. We have the flexibility to change the 15% contribution limit described above under the ESPP and the 1,300-share limit or the 125,000-share limit referred to above from time to time without stockholder approval. However, we cannot increase the maximum number of shares available under the ESPP, other than to reflect stock splits and similar adjustments as described below, without stockholder approval. The $25,000 and the 5% ownership limitations referred to above are required under the Code.

     Antidilution Adjustments. As is customary in stock incentive plans of this nature, the number and kind of shares available under the ESPP, as well as ESPP purchase prices and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to our stockholders.

     Possible Early Termination of an Offering Period. Upon a "change in control" (as such term is defined in the ESPP) of us, the Offering Period then in effect will terminate immediately prior to the consummation of such change in control, and each outstanding purchase right shall automatically be exercised by applying the payroll deductions of each participant for the Purchase Interval in which such change in control occurs to the purchase of whole shares of common stock at a purchase price that is the lesser of 85% of the fair market value of the stock (i) on the first day of the Offering Period or (ii) immediately prior to the effective date of such change in control.

     Amendments. Our Board of Directors generally may amend or terminate the ESPP at any time and in any manner, provided that the then-existing rights of participants are not materially and adversely affected thereby. Stockholder approval for an amendment to the ESPP will only be required to the extent necessary to meet the requirements of Section 423 of the Code or to the extent otherwise required by law or applicable stock exchange rules. The Board also may, from time to time, without stockholder approval, designate those of our affiliates whose employees may participate in the ESPP, and subject only to certain limitations under the Code, the Board or the Committee may change the ESPP's eligibility rules.

     Termination. Unless sooner terminated by our Board of Directors, the ESPP will automatically terminate in accordance with its current terms on the last business day in July 2009. The ESPP will also terminate earlier if (i) all of the shares authorized under the plan have been purchased, or (ii) all purchase rights are exercised in connection with a change in control.

     Non-Exclusive Plan. The ESPP does not limit the ability of our Board of Directors or any committee to grant awards or authorize any other compensation, with or without reference to our common stock, under any other plan or authority.

U.S. Federal Income Tax Consequences of the ESPP

     The current U.S. federal income tax consequences of the ESPP are summarized in the following general discussion of the general tax principles applicable to the ESPP. This summary is not intended to be exhaustive and does not describe state, local, or international tax consequences.

     The ESPP is intended to qualify as an "employee stock purchase plan" under the provisions of Section 423 of the U.S. Internal Revenue Code. Participant contributions to the ESPP are made on an after-tax basis (that is, contributions are deducted from compensation that is taxable to the participant and for which we or one of our affiliates is generally entitled to a tax deduction).

     Generally, no taxable income is recognized by a participant either as of the first day of the Offering Period, referred to as the Offering Date, or as of the Purchase Date with respect to an option granted under the ESPP. A participant will generally recognize income (or loss) upon a sale or disposition of the shares acquired under the ESPP. If the shares are held by the participant with respect to an option granted under the ESPP for a period of two years or more from the Offering Date and for at least one year from the Purchase Date, referred to as the Required Holding Period, and are sold at a price in excess of the purchase price paid by the participant for the shares, the gain on the sale of the shares will be taxed as ordinary income to the participant to the extent of the lesser of (1) the amount by which the fair market value of the shares on the Offering Date exceeded the purchase price, or (2) the amount by which the fair market value of the shares at the time of their sale exceeded the purchase price. Any portion of the gain not taxed as ordinary income will be treated as long-term capital gain. If the shares are held for the Required Holding Period and are sold at a price less than the purchase price paid by the participant for the shares, the loss on the sale will be treated as a long-term capital loss to the participant. We will not be entitled to any deduction for U.S. federal income tax purposes for shares held for the Required Holding Period that are subsequently sold by the participant, whether at a gain or loss.

     If a participant disposes of shares within the Required Holding Period, referred to as a Disqualifying Disposition, the participant will recognize ordinary income in an amount equal to the difference between the purchase price paid by the participant for the shares and the fair market value of the shares on the Purchase Date, and we will be entitled to a corresponding deduction for U.S. federal income tax purposes. In addition, if a participant makes a Disqualifying Disposition at a price in excess of the purchase price paid by the participant for the shares, the participant will recognize a capital gain in an amount equal to the difference between the selling price of the shares and the fair market value of the shares on the Purchase Date. Alternatively, if a participant makes a Disqualifying Disposition at a price less than the fair market value of the shares on the Purchase Date, the Participant will recognize a capital loss in an amount equal to the difference between the fair market value of the shares on the Purchase Date and the selling price of the shares. We will not receive a deduction for U.S. federal income tax purposes with respect to any capital gain recognized by a participant who makes a Disqualifying Disposition.

Specific Benefits Under the ESPP

     The benefits that will be received by or allocated to eligible employees under the ESPP in the future cannot be determined at this time because the amount of contributions set aside to purchase shares of common stock under the ESPP (subject to the limitations discussed above) is entirely within the discretion of each participant. If the proposed increase in the share limit had been in effect for our year ended December 31, 2003, we do not expect that the number of shares purchased by participants in the plan during that year would have been materially different from the numbers of shares purchased as set forth in the table below.

     As of November 24, 2004, 398,674 shares of our common stock have been purchased under the ESPP. The following number of shares has been purchased by the persons and groups identified below:

                     Aggregate Past Purchases Under the ESPP

                                                   Aggregate Number of Shares      Aggregate Number of
                                                  Purchased Under the Plan in     Shares Purchased Under
                                                            the Year            the Plan in All Completed
Name and Position                                   Ended December 31, 2003          Offering Periods
-----------------                                   -----------------------          ----------------
Executive Group:
     Robert M. Russell Jr. (1) ............................ 2,600                       6,500
     Chief Executive Officer and Chairman of
         the Board
     Dale E. Calder ....................................... 2,600                       6,500
     President and Director
     Thomas J. Fogarty .................................... 2,600                      10,400
     Executive Vice President and Chief
         Financial Officer
     John C. Roberts ......................................     -                           -
     General Counsel, Senior Vice President and
         Secretary (2)
     Total for Executive Group ............................ 7,800                      23,400
                                                            -----                      ------
Non-Executive Director Group:
All employees, including all current officers who
are not executive officers or directors, as a group ..... 115,983                     375,274
                                                          -------                     -------
Total ................................................... 123,783                     398,674
                                                          =======                     =======

     (1) Mr. Russell is a nominee for re-election as a director at the 2004 Annual Meeting

     (2) Mr. Roberts was a Named Executive Officer during 2003, but his employment terminated effective March 31, 2004. He entered into an Independent Contractor Agreement with us covering the period from April 1, 2004 through December 1, 2004, as amended, under which his options continued to vest and remain exercisable during the term of such agreement.


          The closing price of a share of our common stock on The Nasdaq SmallCap Market on November 24, 2004 was $0.76 per share.

Securities Authorized for Issuance Under Equity Compensation Plans

         See "Equity Compensation Plan Information" below.

Stockholder Approval

     The affirmative vote of at least a majority of the outstanding shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote is required for approval of the amendment to the ESPP. Should such stockholder approval not be obtained, then the 500,000 share increase to the share reserve under the ESPP will not be implemented, and no additional stock issuances will be made on the basis of such increase. The ESPP will, however, continue in effect until all the shares available for issuance under the ESPP have been issued pursuant to the ESPP.

Recommendation of the Board of Directors

     Our Board of Directors recommends a vote "FOR" approval of this proposal.

                          SECURITY OWNERSHIP OF CERTAIN
        BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

         The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of November 10, 2004, except as noted in the footnotes below by:

     o all persons known to us to be beneficial owners of 5% or more of our common stock;

     o    each director;

     o    our  Chief   Executive   Officer  and  our  other  three  most  highly
          compensated executive officers whose salary and bonus for 2003 was in excess of $100,000 (together, the "Named Executive Officers"); and

     o    all current directors and executive officers as a group.


     The number of shares beneficially owned and the percentage of shares beneficially owned are based on 32,541,060 shares outstanding as of November 10, 2004, adjusted as required by the rules of the SEC. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to such shares. All shares of common stock subject to options currently exercisable or exercisable within 60 days after November 10, 2004 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to the table and subject to applicable community property laws, based on information provided by the persons named in the table, such persons have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.


                                                                             Number of    Percent of
Beneficial Owner                                                              Shares     Total Shares
------------------------------------------------------------------------     ---------   ------------

Austin W. Marxe & David M. Greenhouse (1) ..............................     4,892,251       14.0%
Entities associated with Apax Partners, Inc. (2) .......................     3,400,063       10.4%
Entities associated with Apax Israel Partners II, L.P.
 and Apax-Leumi, Inc. (3) ..............................................     1,955,408        6.0%
Walter L. Threadgill (4) ...............................................       399,646        1.2%
Robert M. Russell Jr. (5) ..............................................       876,811        2.6%
John C. Roberts (6) ....................................................        60,310         *
Thomas J. Fogarty (7) ..................................................       487,028        1.5%
Dale E. Calder (8) .....................................................       700,928        2.1%
Paul A. Vais (9) .......................................................     3,435,063       10.5%
Bruce J. Ryan (10) .....................................................        67,500         *
James R. McDonald (11) .................................................        45,000         *
All Directors and Executive Officers as a
 group, eight persons (12) .............................................     6,072,286       17.6%

*Less than 1% our outstanding common stock.

Except as otherwise noted below, the address of each person listed on the table is c/o Axeda Systems Inc., 21 Oxford Road, Mansfield, Massachusetts 02048.

(1) Principal Address is 153 E. 53rd Street, 55th Floor, New York, NY 10022. Mr. Marxe and Mr. Greenhouse share voting and investing control over all securities owned by Special Situations Private Equity Fund, LP, or PE, Special Situations Technology Fund, L.P., or Tech, and Special Situations Technology II., L.P., or Tech II, respectively. Share ownership for Mr. Marxe and Mr. Greenhouse was obtained from a Form 4, filed on November 10, 2004 with the Securities and Exchange Commission, which indicates 1,417,500 shares of common stock and 1,434,450 warrants are held by PE, 149,000 shares of common stock and 167,650 warrants are held by Tech and 837,600 shares of common stock and 856,950 warrants are held by Tech II. The interests of Messrs. Marxe and Greenhouse in the shares of common stock owned by PE, Tech, and Tech II are limited to the extent of their respective pecuniary interest. In addition, the preceding warrants are subject to antidilution adjustment to their exercise price in connection with the issuance of the note and warrant to Laurus Master Fund, Ltd. on October 5, 2004, which reduces the exercise price of the warrants from $1.71 to $1.69 and increases the number of shares issuable pursuant to their exercise by 29,101 shares. All of the warrants listed above are exercisable within 60 days of November 10, 2004.

(2) Principal Address is 445 Park Avenue, New York, NY 10022. Share ownership for Apax Partners, Inc. and related parties is given as of November 10, 2004, and was obtained from a Schedule 13G, filed on February 17, 2004 with the Securities and Exchange Commission, and information provided to us by Apax Partners, Inc., which indicates 80,274 shares of our common stock are held by APA Excelsior IV/Offshore, L.P, a Cayman Islands Limited Partnership, 362,521 shares of our common stock are held by The P/A Fund III, L.P., 20,332 shares of our common stock are held by Patricof Private Investment Club, L.P., 29,776 shares of our common stock are held by Patricof Private Placement Club II, L.P., 454,924 shares of our common stock are held by APA Excelsior IV, L.P., and 2,452,236 shares of our common stock are held by APA Excelsior V, L.P. Each of the entities identified above is managed or advised by Apax Partners, Inc. and, as such, Apax Partners, Inc. may be deemed to have shared voting and dispositive power with the general partners of each partnership. The above numbers do not include 1,955,408 shares of common stock owned by funds managed or advised by Apax Partners Israel Ltd. and its affiliates and 847,589 shares of common stock owned by funds managed or advised by Apax Partners & Co. Beteiligungsberatung GmbH and its affiliates.

(3) Principal address is 15 Portland Place, London, England W1B 1PT. Share ownership for Apax Israel Partners II, L.P. and Apax-Leumi, Inc. and related parties is given as of November 10, 2004, and was obtained from a
     Schedule 13G, filed on February 17, 2004 with the Securities and Exchange Commission, and information provided to us by Apax Israel Partners II, L.P. and Apax-Leumi, Inc. Apax Israel Partners II, L.P and Apax-Leumi, Inc. act as a group for the purpose of acquiring, holding, or disposing or securities. Apax Israel Partners II, L.P is the general partner of Apax Israel II L.P., Apax Israel II Entrepreneur's Club, and Apax Israel II Entrepreneur's Club (Israel) L.P. and may be deemed to have shared power to vote and shared power to dispose of 1,003,594 shares of common stock owned by Apax Israel II L.P., 137,354 shares of common stock owned by Apax Israel II (Israel) L.P., 12,600 shares of common stock owned by Apax Israel II Entrepreneur's Club L.P., and 10,102 shares of common stock owned by Apax Israel II Entrepreneur's Club (Israel). Apax-Leumi Inc. is the general partner of Israel Growth Fund L.P. and may be deemed to have the shared power to vote and the shared power to dispose of the 807,063 shares of common stock owned by Israel Growth Fund L.P. The above numbers do not include 3,400,063 shares of common stock owned by funds managed or advised by Apax Partners, Inc. and its affiliates and 847,589 shares of common stock owned by funds managed or advised by Apax Partners & Co. Beteiligungsberatung GmbH and its affiliates.

(4) Principal Address is 3101 South Street N.W., Washington, D.C. 20007. Includes 364,646 shares of our common stock held by Atlantic Coastal Ventures, L.P. and 35,000 shares of our common stock issuable upon the exercise of options that are exercisable by Mr. Threadgill within 60 days after November 10, 2004. Mr. Threadgill is a General Partner of Atlantic Coastal Ventures, L.P. and one of our directors. Mr. Threadgill shares voting and investment power with Donald F. Greene, a General Partner of Atlantic Coastal Ventures, L.P. over the shares held by Atlantic Coastal Ventures. Mr. Threadgill disclaims beneficial ownership of all of our shares, excluding options to purchase common stock, except to the extent of his pecuniary interest in Atlantic Coastal Ventures, L.P.

(5) Includes 753,911 shares of our common stock issuable upon the exercise of options that are exercisable within 60 days after November 10, 2004.

(6) Includes 60,310 shares of our common stock issuable upon the exercise of options that are exercisable within 60 days after November 10, 2004.

(7) Includes 385,728 shares of our common stock issuable upon the exercise of options that are exercisable within 60 days after November 10, 2004.

(8) Includes 542,187 shares of our common stock issuable upon the exercise of options that are exercisable within 60 days after November 10, 2004.

(9) Includes 35,000 shares of our common stock issuable upon the exercise of options that are exercisable within 60 days after November 10, 2004. Mr. Vais is a Managing Director of Apax Partners Inc. and is one of our directors. Each of the entities identified in Note 2 above is managed or advised by Apax Partners Inc. and, as such, Apax may be deemed to have shared voting and dispositive power with the general partners of each partnership with respect to an aggregate of 3,400,063 shares of our common stock. Mr. Vais disclaims beneficial ownership of all of our shares excluding options to purchase common stock, except to the extent of his pecuniary interest in each of the entities identified in Note 2 above.

(10) Includes 57,500 shares of our common stock issuable upon the exercise of options that are exercisable within 60 days after November 10, 2004.

(11) Includes 45,000 shares of our common stock issuable upon the exercise of options that are exercisable within 60 days after November 10, 2004.

(12) Includes 1,879,636 shares of our common stock issuable upon the exercise of options that are exercisable within 60 days after November 10, 2004.

                             AUDIT COMMITTEE REPORT

     The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

     The following is the report of the Audit Committee with respect to our audited financial statements for the year ended December 31, 2003, included in our Annual Report on Form 10-K for that year. The Audit Committee has reviewed and discussed these audited financial statements with management.

     The Audit Committee has discussed with our independent registered public accounting firm, KPMG LLP, the matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended, which includes, among other items, matters related to the conduct of the audit of our financial statements.

     The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), as amended, and has discussed with KPMG LLP the independence of KPMG LLP from the company.

     Based on the review and discussions referred to above in this report, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
of the Board of Directors:

Bruce J. Ryan
Walter L. Threadgill
James R. McDonald

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

     The Compensation Committee of our Board of Directors sets the compensation of our Chief Executive Officer, reviews and approves the compensation and benefits for our other executive officers, administers our stock plans, assists the Board of Directors in succession planning and performs other duties as may from time to time be determined by the Board of Directors. The Compensation Committee has furnished the following report with respect to the 2003 compensation of our Chief Executive Officer and our other executive officers.

     The information contained in this report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this report by reference therein.

To: The Board of Directors

Compensation Philosophy and Objectives

     We operate in the extremely competitive and rapidly changing computer software and services industry. The committee believes that the compensation programs for the executive officers should be designed to attract, motivate and retain talented executives responsible for our success, and should be determined within a competitive framework, based on the achievement of designated financial targets, individual contribution, customer satisfaction and financial performance relative to that of our peers. Within this overall philosophy, the committee's objectives are to:

     o Offer a total compensation program that takes into consideration the compensation practices of a group of specifically identified peer companies and other selected companies with which we compete for executive talent;

     o Provide annual variable incentive awards that take into account our overall financial performance in terms of designated corporate objectives and the relative performance of the peer companies as well as individual contributions; and

     o    Align the  financial  interests  of executive  officers  with those of
          stockholders   by  providing   significant   equity-based,   long-term
          incentives.


Compensation Components and Process

     The three major components of our executive officer compensation are: (i) base salary, (ii) variable incentive awards and (iii) long-term, equity-based incentive awards. The Committee determines the compensation levels for the executive officers with the assistance of our Human Resources Department, which works with an independent consulting firm and furnishes the committee with executive compensation data drawn from a nationally recognized survey of similarly sized technology companies that have been identified as peer companies. The positions of our Chief Executive Officer and other executive officers were compared with those of their counterparts at the peer companies, and the market compensation levels for comparable positions were examined to determine base salary, target incentives and total cash compensation. In addition, the practices of the peer companies concerning stock option grants were reviewed and compared.

     Base Salary. The base salary for each executive officer is determined at levels considered appropriate for comparable positions at the peer companies.

     Variable Incentive Awards. To reinforce the attainment of our goals, the Committee believes that a portion of the annual compensation of each executive officer should be in the form of variable incentive pay. The annual incentive pool for executive officers is determined on the basis of our achievement of financial performance targets. The incentive plan sets a threshold level of performance based on revenues that must be attained before any incentives are awarded. Once the threshold is reached, specific formulas are in place to calculate the actual incentive payment for each executive officer.

     Long-Term, Equity-Based Incentive Awards. The goal of our long-term, equity-based incentive awards is to align the interests of executive officers with stockholders and to provide each executive officer with a significant incentive to manage us from the perspective of an owner with an equity stake in the business. The Committee determines the size of long-term, equity-based incentives according to each executive's position and sets a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the Committee takes into account an individual's recent performance, his or her potential for future responsibility and promotion, comparable awards made to individuals in similar positions with the peer companies and the number of unvested options held by each individual at the time of the new grant. The relative weight given to each of these factors varies among individuals at the Committee's discretion. During 2003, the Committee made option grants to Messrs. Fogarty and Roberts under our 1999 Stock Incentive Plan. The exercise price for all stock option grants under our 1999 Stock Incentive Plan is the fair market value of our common stock on the date of the grant, except for the grant to Mr. Fogarty which had an exercise price of $0.01. Options granted to Mr. Fogarty vested in equal monthly installments over 1 year, and are fully vested as of December 31, 2003. The options granted to our former officer Mr. Roberts in 2003 allow him to acquire shares of our common stock at the market price on the grant date over a specified period of time. Mr. Roberts' options vest in periodic installments over a four-year period contingent upon his continued employment with us.

Chief Executive Officer Compensation

     We entered into an employment agreement with Mr. Russell on August 10, 2001 for a three-year term at a base salary of $330,000. See "Employment Agreements and Change of Control Arrangements." The annual base salary for Mr. Russell was based on the salary levels paid to chief executive officers of the peer companies. In 2003, Mr. Russell received no guaranteed incentive compensation and $100,000 incentive compensation based on our actual financial performance in attaining and exceeding a strategic revenue objective.

Compliance with Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any year. The limitation applies only to compensation that is not considered to be performance-based. Non performance-based cash compensation paid to our executive officers for 2003 did not exceed the $1 million limit per officer. Further, the Compensation Committee believes that our 1999 Stock Incentive Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation. However, we have not adopted a policy of limiting stock option awards to only grants with an exercise price equal to the fair market value of the option shares on the grant date. Accordingly, ordinary income recognized upon exercise of the options granted at less than fair market value (including the options granted with an exercise price of $0.01 per share) will have to be taken into account for purposes of the $1 million limitation per covered individual and may not be deductible by us for income tax purposes. The Compensation Committee has decided that it is not appropriate at this time to take any action to limit or restructure the elements of cash compensation payable to our executive officers.

Other Elements of Executive Compensation

     Executives are eligible for corporation-wide medical and dental benefits and participation in a 401(k) plan under which we currently provide a matching contribution of 50% of an employee's contribution up to 6% of such employee's salary. In addition, executives participate in a corporation-wide short and long-term disability insurance program and a group term life insurance program.

     It is the opinion of the Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align our performance and interests of our stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

Submitted by the Compensation Committee
of our Board of Directors:
Paul A. Vais
Bruce J. Ryan
Walter L. Threadgill
James R. McDonald

                  Transactions With Certain Executive Officers
                  Employment and Change of Control Arrangements

Employment Agreements and Change in Control Arrangements

     In August 2001, Mr. Russell was appointed our Chief Executive Officer and Chairman of the Board of Directors. We entered into an employment agreement with Mr. Russell in August 2001 for a three-year term at a base salary of $330,000, an annual cash bonus of $100,000, which was guaranteed through the end of 2002, and a $100,000 bonus if we reach certain revenue goals. The agreement provides for automatic, one-year renewals unless either party provides notice of termination, and was renewed effective August 2004 for an additional one-year term. If we exceed those revenue goals, his employment agreement provides for a bonus equal to 1% of the amount by which such goals are exceeded. Mr. Russell also received stock options in August 2001 to purchase 300,000 shares of our common stock at an exercise price of $1.65 per share and 331,000 shares of our common stock at an exercise price of $0.01 per share, and a stock option in February 2002 to purchase 100,000 shares of our common stock at an exercise price of $2.60 per share. Pursuant to the employment agreement, Mr. Russell will be paid the greater of his remaining compensation due under the agreement or one year's total compensation, and all stock options will become immediately and fully vested, if his employment is terminated as a result of death or disability, or in the event of his involuntary termination (as defined in the agreement, which includes a termination upon a change of control). We entered into a salary deferral agreement with Mr. Russell in April 2003, where Mr. Russell agreed to defer 10% of his base salary for a two-year period, repayable in cash within forty-five days of the earlier of the termination of his employment, the second anniversary of the date of the agreement, and a change in control.

     Mr. Calder was appointed our President and to our Board of Directors in December 2001, upon the closing of our acquisition of eMation, Ltd. We entered into an employment agreement with Mr. Calder beginning in December 2001 for a three-year term commencing on the closing at a base salary of $220,000, an annual cash bonus of up to $100,000, which was guaranteed for the first year, and a $100,000 bonus if we reach certain revenue goals. If we exceed those revenue goals, he will further be entitled to receive a bonus equal to 1% of the amount by which such goals were exceeded. Mr. Calder also received a sign-on bonus of $150,000. We assumed Mr. Calder's stock options on the closing of the eMation acquisition, which are now exercisable to purchase 300,000 shares of our common stock at an exercise price of $0.01 per share and options to purchase 200,000 shares of our common stock at an exercise price of $2.14 per share. Pursuant to the agreement, Mr. Calder will be paid the greater of his remaining compensation due under the agreement or twenty-four months total compensation, and all stock options will become immediately and fully vested, if (i) we terminate his services without cause or do not renew his employment agreement, or (ii) Mr. Calder terminates his employment with us following: a breach by us of a material term of the agreement which is not cured within 30 days; a change of control (as defined in the agreement); failure to elect and appoint Mr. Calder as Director and President or comparable position; or purported termination not effected pursuant to the terms of the agreement. We entered into a salary deferral agreement with Mr. Calder in April 2003, where Mr. Calder agreed to defer 10% of his base salary for a two-year period, repayable in cash within forty-five days of the earlier of the termination of his employment, the second anniversary of the date of the agreement, and a change in control.

     In April 2000, we entered into an employment agreement with Mr. Fogarty, in which we hired Mr. Fogarty as our Chief Financial Officer for a two year term at a base salary of $200,000 per year, an annual cash bonus of $100,000 and stock options to purchase 105,000 shares of common stock, 80,000 with an exercise price of $6.64 per share and 25,000 with an exercise price of $0.01 per share. In July 2001, we entered into an employment agreement with Mr. Fogarty for a two-year term to serve as our executive vice president and chief financial officer. Pursuant to such agreement, upon the closing of the eMation acquisition on December 7, 2001 Mr. Fogarty's salary increased to $220,000 per annum, he became entitled to a guaranteed cash bonus of $100,000 in the first year and was granted options to purchase 50,000 shares of our common stock at the fair market value of $2.00 per share and options to purchase 100,000 shares of our common stock at an exercise price of $0.01 per share. In addition, Mr. Fogarty also received stock options in April 2003 to purchase an additional 100,000 shares of our common stock at an exercise price of $0.01 per share. In December 2003, we renewed the employment agreement with Mr. Fogarty for a one-year term to serve as our executive vice president and chief financial officer. Under this renewed agreement, Mr. Fogarty's salary is $220,000 per annum, and he is entitled to a quarterly bonus of up to $25,000. Unless notified at least 60 days prior to expiration, this agreement automatically extends for successive one-year periods. In addition, Mr. Fogarty also received stock options in March 2004 to purchase an additional 120,000 shares of our common stock at an exercise price of $1.17 per share. Pursuant to the agreement, Mr. Fogarty will be paid one year's salary, bonus and benefits and all stock options will become immediately and fully vested if (i) the agreement expires, (ii) his employment is terminated as a result of death or disability, (iii) in the event of his involuntary termination (as defined in the agreement), or (iv) if he resigns upon 60 days' prior written notice after completing six months of services under this agreement. We entered into a salary deferral agreement with Mr. Fogarty in April 2003, where Mr. Fogarty agreed to defer 10% of his base salary for a two-year period, repayable in cash within forty-five days of the earlier of the termination of his employment, the second anniversary of the date of the agreement, and a change in control.

     We entered into an employment agreement with Mr. Roberts in January 2002, in which we hired Mr. Roberts as Vice President and Associate General Counsel for a one-year term at a base salary of $140,000 per annum, an annual cash bonus of $37,500, which was guaranteed for the first year, an option to purchase up to 30,000 shares of our common stock at an exercise price of $2.53 per share, and an option to purchase up to 10,000 shares of our common stock at an exercise price of $0.01 per share. In February 2003 we amended this agreement, whereby Mr. Roberts' was appointed Acting General Counsel, and his salary was increased to $160,000 per annum, and the amount of annual cash bonus was increased to $75,000, which bonus was guaranteed for the term ended January 2004. In August 2003 Mr. Roberts was appointed General Counsel, and in September 2003, we entered into an employment agreement with him for a one-year term, and, unless either party notifies the other prior to the expiration, this agreement was subject to automatic renewal for successive one-year terms. Pursuant to such agreement, Mr. Roberts' salary remained $160,000 per annum, he became entitled to an annual cash bonus of up to $75,000, and was granted options to purchase 55,000 shares of our common stock at the fair market value of $1.45 per share. Pursuant to the agreement, Mr. Roberts was entitled to be paid six months' salary and benefits if (i) the agreement was not renewed, (ii) his employment was terminated as a result of death or disability, or (iii) in the event of his involuntary termination (as defined in the agreement). Mr. Roberts voluntarily terminated his employment effective as of March 31, 2004. We entered into an Independent Contractor Agreement with Mr. Roberts for the provision of legal consulting services from April 1, 2004 through December 1, 2004, as amended. Under the Consulting Agreement, Mr. Roberts' options continue to vest during the term of the agreement and he is entitled to compensation of $3,000 per month for up to 15 hours of service per month until June 2004, and compensation of $150 per hour of service thereafter.

                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

Summary Compensation

     The following table sets forth compensation information with respect to the compensation received for services rendered to us by our Named Executive Officers, in each case for services rendered in all capacities to us and our subsidiaries during the last three years.

                                                                                      Long-term
                                                                                 Compensation Awards
           Name and                                                                 - Securities           All Other
           Principal Position                       Salary           Bonus       Underlying Options       Compensation
                                          Year        ($)             ($)                (#)                  ($)
           ------------------             ----      ------           -----       ------------------       ------------
           Robert M. Russell Jr. (1)      2003         $330,000        $100,000                     -           $4,000 (4)
           Chief Executive Officer and    2002          330,000         276,725               200,000            4,866 (4)
             Chairman of the Board        2001          133,913          73,881               681,000                    -

           Dale E. Calder (2)             2003         $220,000        $100,000                     -           $6,000 (4)
           President and Director         2002          221,855         151,150                75,000            5,500 (4)
                                          2001           11,747         350,000               500,000            5,000 (4)

           Thomas J. Fogarty              2003         $220,000        $100,000               100,000           $6,000 (4)
           Executive Vice President,      2002          220,000         140,920                75,000            4,750 (4)
             and Chief Financial Officer  2001          205,000         172,500               150,000                    -


           John C. Roberts (3)            2003         $158,334         $90,345                55,000           $1,763 (4)
           Former General Counsel,        2002          132,899          37,500                60,000                    -
             Senior Vice President
               and Secretary


(1)  Hired in August 2001.
(2)  Hired in December 2001.
(3) Hired in January 2002. Mr. Roberts resigned effective March 31, 2004, but has since served as a consultant to the company.
(4)  Employer matching contributions to company 401(k) plans.

Option Grants in 2003

     The following table sets forth option grants for the year ended December 31, 2003 to our Named Executive Officers. No stock appreciation rights were granted to any such person during 2003.

                       Number          Percent
                        of Shares      of Total
                        of Securities   Options                  Market                    Potential Realizable Value
                         Underlying    Granted to    Exercise   Price on                    at Assumed Annual Rates of
                         Options        Employees    Price Per  Date of   Expiration        Stock Price Appreciation for
Name                      Granted         (1)        Share (2)   Grant       Date                 Option Term (3)
----                      -------         ---        ---------   -----       ----          ------------------------------
                                                                                            0%            5%           10%
                                                                                            --            --           ---
Robert M. Russell Jr       --             --              --        --            --           --            --            --
Dale E. Calder             --             --              --        --            --           --            --            --

Thomas J. Fogarty       100,000           7.52%     $     0.01     $   0.39  4/28/2013     $ 38,000      $ 65,074      $108,678
John C. Roberts (4)      55,000           4.14%     $     1.45     $   1.45  9/24/2013           $-      $  6,495      $ 20,685


(1) Based on an aggregate of 1,329,000 options granted to employees under our stock option plan during 2003.

(2) The exercise price for all stock option grants is the fair market value of our common stock on the date of the grant, except for the stock option grant for Mr. Fogarty having an exercise price of $0.01 as reflected in the table above. The exercise price may be paid in cash, with shares of common stock or through a cashless exercise. Mr. Fogarty's options vested in equal monthly installments over one year, and are fully vested as of December 31, 2003. If we are acquired, all options that are not assumed or replaced by the successor corporation will automatically accelerate in full. In addition, Messrs. Russell, Calder and Fogarty's employment agreements provide for the immediate vesting of all outstanding options in the event they are terminated without cause or as otherwise defined in the agreements.

(3) The potential realizable value is calculated based on the term of the option at its time of grant, which is ten years. It is calculated assuming that the fair market value of our common stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. The values shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the options or the sale of the underlying shares of common stock. The actual gains, if any, on the stock option exercises will depend on the future performance of the common stock, the option holder's continued employment or services to us through the period that exercise rights vest and the date on which the options are exercised.

(4) Mr. Roberts' options were granted in September 2003. Under the terms of the option agreement his options become exercisable as to 25% in September 2004 with the remainder vesting over three years in equal monthly installments. Mr. Roberts' employment terminated effective March 31, 2004. He entered into an Independent Contractor Agreement with us covering the period from April 1, 2004 through December 1, 2004, as amended, under which his options continue to vest during the term of such agreement, pursuant to the normal operation of our 1999 Stock Incentive Plan. When this agreement is terminated, all of Mr. Roberts' unvested options will be canceled, and Mr. Roberts will have 90 days from the date of such termination to exercise his options that are vested as of that date.

Aggregate Option Exercises in 2003 and Year-end Option Values

     The following table sets forth certain information concerning option holdings at December 31, 2003 with respect to each Named Executive Officer. No stock appreciation rights were outstanding at December 31, 2003. No Named Executive Officer exercised any options or stock appreciation rights during 2003.

                                                                                            Value of Unexercised
                                Shares                         Securities Underlying            In-The-Money
                              Acquired on       Value         Unexercised Options at             Options at
Name                           Exercise        Realized              Year-End                   Year-End (1)
----                           --------        --------              --------                   ------------
                                                           Exercisable  Unexercisable   Exercisable  Unexercisable
                                                           -----------  -------------   -----------  -------------
Robert M. Russell Jr.                     -               -      513,663         367,337     $349,323       $190,527
Dale E. Calder                            -               -      521,874          53,126      425,343         49,407
Thomas J. Fogarty                         -               -      343,538          86,462      324,093         49,407
John C. Roberts                           -               -       29,790          85,210       18,362         13,738

(1) Determined by subtracting the exercise price from the fair market value of our common stock at December 31, 2003 of $1.36 per share, based on the closing selling price of our common stock on the Nasdaq National Market on such date, and multiplying by the applicable number of securities.

Equity Compensation Plan Information

     We maintain the following plans under which our equity securities are authorized for issuance: the 1999 Stock Incentive Plan, or the Incentive Plan, the 1999 Employee Stock Purchase Plan, or the ESPP, and the eMation, Ltd. 2001 Stock Option Plan, or the eMation Plan. The Incentive Plan and the ESPP have been approved by our stockholders. The eMation Plan was assumed in connection with our acquisition of eMation, Ltd. on December 7, 2001.

     The following table sets forth, for each of these plans, the number of shares of our common stock subject to outstanding options, warrants and rights, the weighted-average exercise price of outstanding options, warrants and rights, and the number of shares remaining available for future award grants as of December 31, 2003:

                                      Number of Securities   Weighted-Average       Number of Securities
Plan Category                         to be Issued upon      Exercise Price of      Remaining Available for
                                      Exercise of            Outstanding Options,   Future Issuance Under Equity
                                      Outstanding Options,   Warrants, and Rights   Compensation Plans (Excluding
                                      Warrants, and Rights   (per share)            Securities Reflected in
                                                                                    Column (1) )
Equity Compensation Plans Approved
by Stockholders (A) (B) (C)                5,720,641                 $ 1.76                 521,326
                                           =========                 ======                 =======

Equity Compensation Plans Not
Approved by Stockholders                       N/A                    N/A                     N/A
                                               ===                    ===                     ===


(A) On December 7, 2001, we acquired all of the outstanding shares of eMation, Ltd., a private company organized under the laws of the State of Israel, pursuant to a share purchase agreement amended and restated as of October 5, 2001. In connection with such acquisition, we assumed options issued under eMation, Ltd.'s 2001 Stock Option Plan that became exercisable for up to 1,428,710 shares of our common stock, 530,000 of which are exercisable for $0.01 per share and the remaining 898,710 exercisable at $2.14 per share. No options have been or will be granted under the eMation, Ltd. 2001 Stock Option Plan subsequent to our acquisition of eMation, Ltd.

(B) The number of shares reserved for issuance under our 1999 Stock Incentive Plan is automatically increased on January 1 of each year by an amount equal to 3% of the shares of our common stock outstanding on the last trading day of the immediately preceding calendar year, but in no event shall such annual increase exceed 1,000,000 shares. On January 1, 2003, 600,000 additional shares were reserved for issuance. At our 2003 annual stockholders meeting, proposals were approved increasing the limit of 600,000 shares on the amount by which the share reserve under the plan automatically increases at the beginning of each year to 1,000,000 shares, and increasing the number of shares authorized for issuance over the term of our 1999 Stock Incentive Plan (prior to any automatic increase) by an additional 500,000 shares. Shares reserved for issuance under our 1999 Stock Incentive Plan may be used for any awards authorized under the plan, including without limitation stock appreciation rights, restricted stock and stock bonuses.

(C) As noted above, the share numbers presented in this table are as of December 31, 2003 and do not reflect the additional shares stockholders are being asked to approve. As of that date, 101,326 shares remained available for future issuance under the ESPP.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of our Board of Directors was formed in April 1999. The Compensation Committee consists of Messrs. Vais, Ryan and Threadgill and Dr. McDonald. None of the above members of this committee was one of our officers or employees at any time during 2003. No interlocking relationship exists between our Board of Directors or Compensation Committee and the Board of Directors or compensation committee of any other company.

     Certain Relationships and Related Transactions

     We currently have indemnification agreements in place with each of our executive officers and directors containing provisions that may require us, among other things, to indemnify our officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

     We have non-competition and confidentiality agreements in place with each of our executive officers. For more information regarding terms of employment agreements with our executive officers, see above "Employment Agreements and Change in Control Arrangements."

     All future transactions, if any, between us and our officers, directors and principal stockholders and their affiliates and any transactions between us and any entity with which our officers, directors or 5% stockholders are affiliated will be approved by the Audit Committee or another independent body of our Board of Directors and will be on terms no less favorable to us than could be obtained from unaffiliated third parties.

     Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, requires that our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, file with the United States Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by the Securities Exchange Act of 1934, as amended, to furnish us with copies of all Section 16(a) reports they file.

     Based solely upon review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that during the year ended December 31, 2003, our officers, directors and holders of more than 10% of the common stock complied with all Section 16(a) filing requirements.

                                PERFORMANCE GRAPH

     The following graph shows comparison of the cumulative total stockholder return on our common stock with that of the Nasdaq Stock Market (U.S.) Index and the stocks included in the Standard and Poor's computer software and services index, for the period beginning July 16, 1999, the day our common stock began trading, through December 31, 2003. The comparison for each of the periods assumes that $100 was invested on July 15, 1999 in our common stock, the stocks included in the Nasdaq Stock Market (U.S.) Index and the stocks included in the Standard and Poor's computer software and services index. These indices, which reflect formulas for dividend reinvestment and weighing of individual stocks, do not necessarily reflect returns that could be achieved by an individual investor.

     The comparisons in the graph below are based on historical data (with our common stock prices based on the closing price on the dates indicated) and are not intended to forecast the possible future performance of our common stock.

     The following performance graph shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or incorporated by reference in any document so filed.

                                    [CHART]

                                                         Cumulative Total Return
                              ----------------------------------------------------------------------
                                    7/99       12/99       12/00      12/01       12/02       12/03
                                    ----       -----       -----      -----       -----       -----
AXEDA SYSTEMS INC.                100.00      320.32       25.00      29.17        6.67       11.33
NASDAQ STOCK MARKET (U.S.)        100.00      151.33       91.27      72.44       50.09       74.88
S & P SYSTEMS SOFTWARE            100.00      145.86       73.44      77.23       57.97       67.64

                                  OTHER MATTERS

     Our Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof in accordance with the recommendation of the Board of Directors. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy Statement.

                                  ANNUAL REPORT

     A copy of our Annual Report on Form 10-K for 2003 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting.


     We filed our Annual Report on Form 10-K with the Securities and Exchange Commission on March 24, 2004. On April 29, 2004, we filed an amendment to our Annual Report on Form 10-K for the year ended December 31, 2003, originally filed on March 24, 2004, to amend Part III of our Annual Report to include the information required by Items 10, 11, 12, 13 and 14 to Part III because this proxy statement was not filed within 120 days of the end of our year ended December 31, 2003. Because the information required by Items 10, 11, 12, 13 and 14 are included in this proxy statement, we have not distributed a copy of our amended Annual Report with this proxy statement. We have only distributed a copy of our original Annual Report. A copy of our amended Annual Report can be obtained in any of the ways described in the Section entitled "Where You Can Find More Information." Stockholders may also obtain a copy of these reports, without charge, by contacting Thomas J. Fogarty, our Executive Vice President and Chief Financial Officer, at 21 Oxford Road, Mansfield, Massachusetts 02048.

                       WHERE YOU CAN FIND MORE INFORMATION

     We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information we file at the Securities and Exchange Commission's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. Our Securities and Exchange Commission filings are also available to the public from commercial document retrieval services and at the web site maintained by the Securities and Exchange Commission at http://www.sec.gov.

     We "incorporate by reference" into this Proxy Statement the information in certain documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this Proxy Statement the following documents we have previously filed with the SEC:

o Annual Report on Form 10-K for the year ended December 31, 2003, as amended on April 29, 2004;

o Quarterly Reports on Form 10-Q for the three months ended March 31, 2004, June 30, 2004, and September 30, 2004; and

o Current Reports on Form 8-K filed on June 30, 2004, August 4, 2004, August 27, 2004 and October 12, 2004.

     We also incorporate by reference into this Proxy Statement additional documents that we file with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 between the date of this Proxy Statement and the date of the annual meeting.

     We are not incorporating by reference any documents that are not deemed filed with the SEC, including any information furnished pursuant to Items 9 or 12 of Form 8-K prior to August 23, 2004 and any information furnished pursuant to Items 2.02 or 7.01 of Form 8-K after August 23, 2004.

     All information appearing in this Proxy Statement is qualified in its entirety by the information and financial statements (including notes thereto) incorporated herein by reference.

     You may request a copy of these filings at no cost by contacting Thomas J. Fogarty, our Executive Vice President and Chief Financial Officer, at 21 Oxford Road, Mansfield, Massachusetts 02048.

     To obtain timely delivery, you must request copies of our SEC filings no later than December 15, 2004.

     You should rely only on the information delivered with, or stated or incorporated by reference in, this Proxy Statement. We have not authorized anyone else to provide you with different information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date on the front of this document.

                                            By Order of the Board of Directors,

                                            /s/ Thomas J. Fogarty
                                            Thomas J. Fogarty
                                            Executive Vice President
                                             and Chief Financial Officer


Dated: November 26, 2004
Mansfield, Massachusetts

 ALL STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED
                                PROXY PROMPTLY.

                                      PROXY
                               AXEDA SYSTEMS INC.
                Annual Meeting of Stockholders, December 30, 2004


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held December 30, 2004 and the Proxy Statement and appoints Thomas J. Fogarty and Robert M. Russell Jr., and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Axeda Systems Inc. (the "Company") that the undersigned is entitled to vote, either on his or her own behalf or on the behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at our corporate headquarters, 21 Oxford Road, Mansfield, Massachusetts 02048 on Thursday, December 30, 2004 at 8:00 a.m., Eastern Standard Time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

The Board of Directors of Axeda Systems Inc. recommends a vote FOR the directors listed on the reverse side and a vote FOR each of the listed proposals. This Proxy, when properly executed, will be voted as specified. If no specification is made, this Proxy will be voted FOR the election of the directors listed on the reverse side and FOR the other proposals.

-----------                                                   -----------
SEE REVERSE    CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
  SIDE                                                          SIDE
-----------                                                   -----------

AXEDA SYSTEMS INC.
C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

------------------                          ----------------
 Vote by Telephone                          Vote by Internet
------------------                          ----------------
It's fast, convenient, and immediate!       It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone        is immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).

Follow these four easy steps:                Follow these four easy steps:

1. Read the accompanying Proxy              1. Read the accompanying Proxy
   Statement and Proxy Card.                     Statement and Proxy Card.

2. Call the toll-free number                2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).              http://www.eproxyvote.com/xeda

3. Enter your Voter Control Number          3. Enter your Voter Control Number
   located on your Proxy Card above            located on your Proxy Card above
   your name.                                  your name.

4. Follow the recorded instructions.        4. Follow the instructions provided.

 Your vote is important!                    Your vote is important!
 Call 1-877-PRX-VOTE anytime!               Go to http://www.eproxyvote.com/xeda
                                            anytime!

If you vote over the Internet or by telephone, please do not mail your proxy card.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

   Please mark
[X] votes as in
   this example.

1. To elect two directors to serve for    2. To ratify the appointment of KPMG
  as a three-year term ending in the         LLP as independent registered
  year 2007 and until their successors       public accounting firm of the
  are duly elected and qualified,            Company for the year ending
  or until their earlier resignation         December 31, 2004;
  or removal;
  Nominees:
   (01) Robert M. Russell Jr. and
   (02) Bruce J. Ryan
                                             FOR        AGAINST        ABSTAIN
                                             [ ]           [ ]           [ ]
  FOR                WITHHELD
  BOTH               FROM BOTH
  NOMINEES [ ]   [ ] NOMINEES

 [ ]
   -------------------------------
 To withhold authority to vote for        3. To approve the adjustment to the
 any individual nominee, write              exercise price of the warrants held
 that nominee's name on the line            by Special Situations Private Equity
 above.                                     Fund, L.P. and its affiliates from
                                            $1.69 per share to $1.35 per share;

                                             FOR        AGAINST        ABSTAIN
                                             [ ]           [ ]           [ ]

                                       4. To approve an amendment to our
                                       Amended and Restated Certificate of
                                       Incorporation to increase the number
                                       of authorized shares of our common stock authorized for issuance from 50,000,000 shares to 100,000,000 shares to allow for the full exercise of the warrants issued to SSF, to allow for the full conversion of the note and full exercise of the warrant issued to Laurus, and to ensure that we have sufficient shares available for issuance pursuant to our employee benefit programs, possible acquisitions and financings and other corporate purposes;

                                             FOR        AGAINST        ABSTAIN
                                             [ ]           [ ]           [ ]

                                          5. To approve an amendment to our
                                          1999 Employee Stock Purchase Plan
                                          to increase the total number of shares
                                          authorized for issuance under the
                                          plan from 500,000 shares to
                                          1,000,000 shares; and

                                             FOR        AGAINST        ABSTAIN
                                             [ ]           [ ]           [ ]


                                          6. To transact such other business
                                          as may properly come before the Annual
                                          Meeting of Stockholders and any
                                          adjournment or postponement thereof.

                                          Please sign this proxy card exactly as
                                          name appears hereon. When shares are
                                          held by joint tenants, both should
                                          sign. When signing as attorney,
                                          administrator, trustee or guardian,
                                          please give full title as such.


Signature:_______________ Date:_______  Signature:_______________ Date:_______

Appendix A
                               Axeda Systems Inc.
             Amended and Restated 1999 EMPLOYEE STOCK PURCHASE PLAN

                             I. PURPOSE OF THE PLAN

This Amended and Restated 1999 Employee Stock Purchase Plan is intended to promote the interests of Axeda Systems Inc., a Delaware corporation, by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

                         II. ADMINISTRATION OF THE PLAN

The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of
Section 423 of the Code. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

                           III. STOCK SUBJECT TO PLAN

A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed One Million (1,000,000) shares*.

B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to
(i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date, (iii) the maximum number and class of securities purchasable by all Participants in the aggregate on any one Purchase Date and (iv) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

*-Reflects the November 2004 amendment approved by the Board to increase the number of shares of Common Stock that may be issued under the Plan by 500,000 shares, which amendment is subject to approval by stockholders at the 2004 annual meeting of stockholders.

                              IV. OFFERING PERIODS

A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

B. Each offering period shall be of such duration (not to exceed twenty-four
(24) months) as determined by the Plan Administrator prior to the start date of such offering period. However, the initial offering period shall commence at the Effective Time and terminate on the last business day in July 2001. Subsequent offering periods shall commence as designated by the Plan Administrator.

C. Each offering period shall be comprised of a series of one or more successive Purchase Intervals. Purchase Intervals shall run from the first business day in February to the last business day in July each year and from the first business day in August] each year to the last business day in January in the following year. However, the first Purchase Interval in effect under the initial offering period shall commence at the Effective Time and terminate on the last business day in January 2000.

D. Should the Fair Market Value per share of Common Stock on any Purchase Date within an offering period be less than the Fair Market Value per share of Common Stock on the start date of that offering period, then that offering period shall automatically terminate immediately after the purchase of shares of Common Stock on such Purchase Date, and a new offering period shall commence on the next business day following such Purchase Date. The new offering period shall have a duration of twenty (24) months, unless a shorter duration is established by the Plan Administrator within five (5) business days following the start date of that offering period.

E. Notwithstanding anything to the contrary herein, should the total number of shares of Common Stock to be purchased on any particular date exceed the number of shares then available for issuance under the Plan, then the Plan Administrator shall have the right to terminate the offering period during which such purchase occurs and to determine when a new offering period shall commence.

                                 V. ELIGIBILITY

A. Each individual who is an Eligible Employee on the start date of any offering period under the Plan may enter that offering period on such start date or on any subsequent Semi-Annual Entry Date within that offering period, provided he or she remains an Eligible Employee.

B. Each individual who first becomes an Eligible Employee after the start date of an offering period may enter that offering period on any subsequent Semi-Annual Entry Date within that offering period on which he or she is an Eligible Employee.

C. The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

D. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his or her scheduled Entry Date.

                             VI. PAYROLL DEDUCTIONS

A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an offering period may be any multiple of one percent (1%) of the Cash Earnings paid to the Participant during each Purchase Interval within that offering period, up to a maximum of fifteen percent (15%). The deduction rate so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

(i) The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

(ii) The Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the fifteen percent (15%) maximum) shall become effective on the start date of the first Purchase Interval following the filing of such form.

B. Payroll deductions shall begin on the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

                              VII. PURCHASE RIGHTS

A. GRANT OF PURCHASE RIGHT. A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant's Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

B. EXERCISE OF THE PURCHASE RIGHT. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded pursuant to the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

C. PURCHASE PRICE. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the offering period shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

D. NUMBER OF PURCHASABLE SHARES. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed One Thousand Three Hundred (1,300) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization. In addition, the maximum aggregate number of shares of Common Stock purchasable by all Participants on any one Purchase Date shall not exceed One Hundred Twenty-Five Thousand (125,000) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization. However, the Plan Administrator shall have the discretionary authority, exercisable prior to the start of any offering period under the Plan, to increase or decrease the limitations to be in effect for the number of shares purchasable per participant and in the aggregate by all Participants on each Purchase Date within that offering period.

E. EXCESS PAYROLL DEDUCTIONS. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable on the Purchase Date shall be promptly refunded.

F. TERMINATION OF PURCHASE RIGHT. The following provisions shall govern the termination of outstanding purchase rights:

(i) A Participant may, at any time prior to the next scheduled Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Interval in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the timesuch purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

(ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.

(iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service (i) within ninety (90) days following the commencement of such leave or, (ii) prior to the expiration of any longer period for which such Participant's right to reemployment with the Corporation is guaranteed by either statute or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began. However, should the Participant's leave of absence exceed ninety (90) days and his or her re- employment rights not be guaranteed by either statute or contract, then the Participant's status as an Eligible Employee will be deemed to terminate on the ninety-first (91st) day of that leave, and such Participant's purchase right for the offering period in which that leave began shall thereupon terminate. An individual who returns to active employment following such a leave shall be treated as a new Employee for purposes of the Plan and must, in order to resume participation in the Plan, re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into the offering period.

G. CHANGE IN CONTROL. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Change in Control, by applying the payroll deductions of each Participant for the Purchase Interval in which such Change in Control occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into the offering period in which such Change in Control occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Change in Control. However, the applicable limitations on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase, but not the limitation applicable to the maximum number of shares of Common Stock purchasable in the aggregate.

The Corporation shall use its best efforts to provide at least ten (10)-days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

H. PRORATION OF PURCHASE RIGHTS. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro- rated to such individual, shall be refunded.

I. ASSIGNABILITY. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

J. STOCKHOLDER RIGHTS. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

                            VIII. ACCRUAL LIMITATIONS

A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code
Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

(i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.

(ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

                     IX. EFFECTIVE DATE AND TERM OF THE PLAN

A. The Plan was adopted by the Board in April 1999 and shall become effective at the Effective Time, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Corporation and
(ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the initial offering period hereunder shall be refunded.

B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in July 2009, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

                      X. AMENDMENT/TERMINATION OF THE PLAN

A. The Board may alter, amend, suspend or terminate the Plan at any time to become effective immediately following the close of any Purchase Interval. However, the Plan may be amended or terminated immediately upon Board action, if and to the extent necessary to assure that the Corporation will not recognize, for financial reporting purposes, any compensation expense in connection with the shares of Common Stock offered for purchase under the Plan, should the financial accounting rules applicable to the Plan at the Effective Time be subsequently revised so as to require the recognition of compensation expense in the absence of such amendment or termination.

B. In no event may the Board effect any of the following amendments or revisions to the Plan without the approval of the Corporation's stockholders:

(i) increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization,

(ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or

 (iii) modify the eligibility requirements for participation in the Plan.

                             XI. GENERAL PROVISIONS

A. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

B. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

                                   SCHEDULE A

                          CORPORATIONS PARTICIPATING IN
                          EMPLOYEE STOCK PURCHASE PLAN
                            AS OF THE EFFECTIVE TIME

                               Axeda Systems Inc.
                                    APPENDIX

The following definitions shall be in effect under the Plan:

A. BOARD shall mean the Corporation's Board of Directors.

B. CASH EARNINGS shall mean the (i) base salary payable to a Participant by one or more Participating Corporations during such individual's period of participation in one or more offering periods under the Plan plus (ii) all overtime payments, bonuses, commissions, current profit-sharing distributions and other incentive-type payments. Such Cash Earnings shall be calculated before deduction of (A) any income or employment tax withholdings or (B) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. However, Cash Earnings shall NOT include any contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate to any employee benefit or welfare plan now or hereafter established.

C. CODE shall mean the Internal Revenue Code of 1986, as amended.

D. COMMON STOCK shall mean the Corporation's common stock.

E. CORPORATE AFFILIATE shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

F. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation pursuant to any of the following transactions:

(i) a stockholder-approved merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

(iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by or is under common control with the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

G. CORPORATION shall mean Axeda Systems Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Axeda Systems Inc. which shall by appropriate action adopt the Plan.


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

H. EFFECTIVE TIME shall mean the time at which the Underwriting Agreement is executed and the Common Stock priced for the initial public offering. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

I. ELIGIBLE EMPLOYEE shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

J. ENTRY DATE shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Time.

K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) For purposes of the initial offering period which begins at the Effective Time, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

L. 1933 ACT shall mean the Securities Act of 1933, as amended.

M. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

N. PARTICIPANT shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

O. PARTICIPATING CORPORATION shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan are listed in attached Schedule A.

P. PLAN shall mean the Corporation's 1999 Employee Stock Purchase Plan, as set forth in this document.

Q. PLAN ADMINISTRATOR shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

R. PURCHASE DATE shall mean the last business day of each Purchase Interval. The initial Purchase Date shall be January 31, 2000.

S. PURCHASE INTERVAL shall mean each successive six (6)-month period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

T. SEMI-ANNUAL ENTRY DATE shall mean the first business day in February and August each year on which an Eligible Employee may first enter an offering period.

U. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

V. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the Corporation's initial public offering of its Common Stock.

W. UNDERWRITING DATE shall mean the date the Underwriting Agreement is executed and the Common Stock priced for the initial public offering.

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